Neuberger & Berman Income Trust
                 NEUBERGER & BERMAN LIMITED MATURITY BOND TRUST

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                                  800-877-9700

                      PROSPECTUS AND INFORMATION STATEMENT
                             DATED JANUARY 23, 1998

         This Prospectus and Information Statement is being furnished to shareholders of Neuberger & Berman Ultra Short Bond Trust ("Ultra Short Bond Trust") in connection with a Plan of Reorganization and Termination ("Plan"). Pursuant to the Plan, shareholders of Ultra Short Bond Trust will receive, in exchange for shares of that Fund, shares of Neuberger & Berman Limited Maturity Bond Trust ("Limited Maturity Bond Trust") equal in total value to their holdings in Ultra Short Bond Trust as of the closing date of the Reorganization, which is expected to be February 27, 1998; when the Reorganization is complete, Ultra Short Bond Trust will be dissolved.

         This Prospectus and Information Statement sets forth concisely information about Limited Maturity Bond Trust that investors should know before the closing date. Additional information is contained in a Statement of Additional Information ("SAI") dated January 23, 1998, relating to the Plan and including financial statements, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference (legally forms a part of this prospectus). The SAI is available without charge upon request by calling N&B Management at 800-877-9700. The Trust's current prospectus ("Trust Prospectus") accompanies this Prospectus and Information
Statement, has been filed with the SEC and is incorporated herein by this reference. The Trust's current Statement of Additional Information ("Trust SAI") and the Neuberger & Berman Income Trust Annual Report to Shareholders, dated October 31, 1997 ("Annual Report"), also have been filed with the SEC. You can obtain a free copy of the Trust SAI or Annual Report by calling N&B Management at the phone number shown above.

         Investors  are  advised  to  read  and  retain  this   Prospectus   and
Information Statement for future reference.

         Ultra Short Bond Trust and Limited Maturity Bond Trust (each a "Fund") are series of Neuberger & Berman Income Trust ("Trust"), a Delaware business trust registered as an open-end, diversified management investment company consisting of six separate series, which are feeder funds in a master/feeder fund structure.

--------------------------------------------------------------------------------
WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT AND YOU ARE REQUESTED NOT TO SEND TO US A PROXY OR WRITTEN CONSENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         Each Fund invests all of its net investable assets in a corresponding portfolio ("Portfolio") of Income Managers Trust, a New York common law trust registered as an open-end management investment company. Neuberger & Berman Management Incorporated ("N&B Management") serves as the investment manager and Neuberger & Berman, LLC ("Neuberger & Berman") serves as sub-adviser to each Portfolio.

         Each Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. The investment objective of Limited Maturity Bond Trust and Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Ultra Short Bond Trust and Portfolio seek to provide current income consistent with minimal risk to principal and liquidity.

         The Board of Trustees  of the Trust has  determined  to dissolve  Ultra
Short Bond Trust because it has not achieved a sufficient size to be viable. Shareholders of Ultra Short Bond Trust are not being asked to vote on the Plan or approve the Reorganization. Ultra Short Bond Trust will cease selling its shares to existing shareholders as of the close of regular trading on the New York Stock Exchange on February 13, 1998.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SYNOPSIS.......................................................................1
The Reorganization.............................................................1
Investment Objectives and Policies.............................................2
Certain Differences Between Ultra Short Bond Trust and Limited Maturity
      Bond Trust...............................................................3
Fees and Expenses..............................................................4
Purchases......................................................................5
Redemptions....................................................................6
Exchange Privileges............................................................7
Dividends and Other Distributions..............................................7
Federal Income Tax Consequences................................................7
COMPARISON OF PRINCIPAL RISK FACTORS...........................................8
THE REORGANIZATION............................................................11
Reorganization Plan...........................................................11
Reasons for the Reorganization................................................13
Description of the Securities to be Issued....................................14
Federal Income Tax Considerations.............................................14
Capitalization................................................................16
ADDITIONAL INFORMATION ABOUT LIMITED MATURITY BOND TRUST AND PORTFOLIO........17
Financial Highlights..........................................................17
Investment Objective and Policies.............................................17
Board of Trustees.............................................................17
Investment Manager, Subadviser, Portfolio Manager and Transfer Agent..........17
Calculation of Performance Data...............................................19
Management's Discussion of Fund Performance...................................17
Limited Maturity Bond Trust Shares............................................18
Net Asset Value...............................................................18
Taxes, Dividends and Other Distributions......................................18
ADDITIONAL INFORMATION ABOUT ULTRA SHORT BOND TRUST AND
PORTFOLIO.....................................................................18
Financial Highlights..........................................................18
Investment Objective and Policies.............................................18
Board of Trustees.............................................................19
Investment Manager, Subadviser, Portfolio Manager and Transfer Agent..........19
Management's Discussion of Fund Performance...................................19
Ultra Short Bond Trust Shares.................................................19
Net Asset Value...............................................................19
Taxes, Dividends and Other Distributions......................................19
INFORMATION REGARDING FIVE PERCENT SHARE OWNERSHIP AND INTERESTS OF
AFFILIATED PERSONS............................................................20
Five Percent Holders..........................................................20
Shares Held by Officers and Directors.........................................21

Interests of Affiliated Persons and Necessary No-Action Relief................22
MISCELLANEOUS.................................................................22
Available Information.........................................................22
Legal Matters.................................................................22
Experts.......................................................................23
APPENDIX A:  Plan of Reorganization and Termination..........................A-1
APPENDIX B:  Financial Highlights ...........................................B-1
APPENDIX C:  Management's Discussion of Fund Performance.....................C-1

                         NEUBERGER & BERMAN INCOME TRUST
                 Neuberger & Berman Limited Maturity Bond Trust

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                      PROSPECTUS AND INFORMATION STATEMENT
                             DATED JANUARY 23, 1998

                                    SYNOPSIS

         The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Information Statement and the Plan of Reorganization and Termination ("Plan") and is qualified by reference to the more complete information contained herein as well as the current prospectus of Neuberger & Berman Income Trust ("Trust Prospectus"), which accompanies this Prospectus and Information Statement. Shareholders should read this entire Prospectus and Information Statement carefully.

         The Plan is attached to this Prospectus and Information Statement as Appendix A. The transactions contemplated by the Plan (collectively, the "Reorganization") are described herein.

The Reorganization

         At a meeting held on September 24, 1997, the Boards of Trustees of Neuberger & Berman Income Trust ("Trust") and Income Managers Trust (including all of those Trustees who are not "interested persons" of the participating Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 ("Independent Trustees")) unanimously approved the Plan, pursuant to which Neuberger & Berman Ultra Short Bond Trust ("Ultra Short Bond Trust") will transfer substantially all of its assets from Neuberger & Berman Ultra Short Bond Portfolio ("Ultra Short Bond Portfolio") to Neuberger & Berman Limited Maturity Bond Portfolio ("Limited Maturity Bond Portfolio"), and shareholders in Neuberger & Berman Ultra Short Bond Trust ("Ultra Short Bond Trust") will receive shares of Neuberger & Berman Limited Maturity Bond Trust ("Limited Maturity Bond Trust"), in exchange for their shares of Ultra Short Bond Trust. Each Ultra Short Bond Trust shareholder will receive the number of full and fractional shares of Limited Maturity Bond Trust equal in value to that shareholder's shares of Ultra Short Bond Trust as of the closing date of the Reorganization, which is expected to be February 27, 1998 ("Closing Date").

         According to the specific terms of the Plan, Ultra Short Bond Trust will exercise its right to withdraw its interest in Ultra Short Bond Portfolio, which will distribute assets in kind to satisfy this withdrawal. Ultra Short Bond Trust will then transfer all of these assets to Limited Maturity Bond Portfolio in exchange for an interest in that Portfolio. Ultra Short Bond Trust will then transfer all of its assets (essentially composed of its interest in Limited Maturity Bond Portfolio) to Limited Maturity Bond Trust in exchange for shares of that Fund and that Fund's assumption of all liabilities of Ultra Short Bond Trust. Ultra Short Bond Trust will then distribute to its shareholders the shares of Limited Maturity Bond Trust in exchange for their shares of Ultra Short Bond Trust; and Ultra Short Bond Trust and Portfolio will be dissolved.

When the Reorganization is completed, each person who held shares in Ultra Short Bond Trust will hold shares in Limited Maturity Bond Trust with exactly the same total value.

         For the reasons set forth below under "Reasons for the Reorganization," the Boards of Trustees of the Trust and Income Managers Trust, including the Independent Trustees, determined that the Reorganization is in the best interests of the Funds and Portfolios, and that neither the interests of the Funds' shareholders nor the Portfolios' interest holders will be diluted as a result of the transactions.

         Another mutual fund that is a series of Neuberger & Berman Income Funds, Neuberger & Berman Ultra Short Bond Fund, which invests all of its net investable assets in Ultra Short Bond Portfolio, will undergo a similar reorganization to that described above, also on February 27, 1998. After Ultra Short Bond Fund and Ultra Short Bond Trust have both withdrawn their assets from Ultra Short Bond Portfolio, that Portfolio will be terminated.

Investment Objectives and Policies

         The investment objective of Ultra Short Bond Trust and Portfolio is to provide current income with minimal risk to principal and liquidity. The investment objective of Limited Maturity Bond Trust and Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return.

         Ultra Short Bond Portfolio and Limited Maturity Bond Portfolio each invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing portfolio duration in light of market conditions and trends.

         Ultra Short Bond Portfolio invests in a diversified portfolio of U.S. Government and Agency Securities and investment grade debt securities issued by financial institutions, corporations, and others. The Portfolio's dollar-weighted average duration will not exceed two years, although the Portfolio may invest in individual securities of any duration. Securities in which the Portfolio may invest include mortgage-backed and asset-backed securities, money market instruments, repurchase agreements with respect to U.S. Government and Agency Securities, and U.S. dollar-denominated securities of foreign issuers. The Portfolio may also enter into futures contracts and purchase and sell options on futures contracts. The Portfolio may invest 25% or more of its total assets in U.S. Government and Agency Securities or in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks.

         Similarly, Limited Maturity Bond Portfolio invests in a diversified portfolio consisting primarily of U.S. Government and Agency Securities and investment grade debt securities issued by financial institutions, corporations, and others. The dollar-weighted average duration of the Portfolio will not exceed four years, although the Portfolio may invest in individual securities of any duration. The Portfolio's dollar-weighted average maturity may range up to five years. Securities in which the Portfolio may invest include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency Securities, and foreign investments. The Portfolio may invest up to 10% of its net assets in fixed income securities that are below investment grade, including unrated securities deemed by N&B Management to be of comparable quality. The Portfolio will not invest in such securities unless they are rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poors ("S&P") or, if unrated by either of those entities, deemed by N&B Management to be of comparable quality. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts and may lend portfolio securities.

         The other investment policies of Ultra Short Bond Trust and Portfolio are similar to the investment policies of Limited Maturity Bond Trust and Portfolio, including their ability to invest in inflation-indexed securities, variable and floating rate securities, restricted securities and Rule 144A securities, zero coupon securities, and up to 15% in illiquid securities. Each Portfolio may also enter into reverse repurchase agreements, dollar rolls, securities loans, and when-issued transactions. As a non-fundamental policy, neither of the Portfolios may purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash or cash equivalents, commercial paper, U.S. Government and Agency Securities and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, and may adopt shorter than normal weighted average maturities or durations.

Certain  Differences  Between  Ultra Short Bond Trust and Limited  Maturity Bond
Trust

         While both Funds are similar in several respects, a number of differences exist as well.

         First, although the investment objectives of Ultra Short Bond Trust and Portfolio and Limited Maturity Bond Trust and Portfolio are substantially similar, Ultra Short seeks current income with minimal risk to principal and liquidity, while Limited Maturity seeks a high current income consistent with low risk to principal and liquidity. Limited Maturity has a secondary objective of seeking total return.

         Second, while Ultra Short Bond Portfolio and Limited Maturity Bond Portfolio each invests primarily in debt securities, there are some differences in the types of debt securities in which each Portfolio may invest. For example, Limited Maturity may invest in foreign securities denominated in or indexed to foreign currencies, while Ultra Short is restricted to U.S. dollar-denominated securities of foreign issuers. Limited Maturity may also enter into forward foreign currency contracts or futures contracts and related options to manage currency risks and to facilitate transactions in foreign securities. In addition, Limited Maturity may invest up to 10% of its net assets in fixed income securities that are below investment grade. Also in contrast to Ultra Short, Limited Maturity may purchase and sell covered call and put options and invest in indexed securities. See "Principal Risk Factors " below for a discussion of the risks of investing in such investments.

         Third, the maximum dollar-weighted average duration of Ultra Short Bond Portfolio is two years, while Limited Maturity Bond Portfolio's dollar-weighted average duration is four years. With its moderately conservative portfolio of securities and shorter maximum duration, Ultra Short Bond Portfolio has lower potential for fluctuation in principal value.

Fees and Expenses

         As shown by this table, there are no transaction charges when you buy or sell Fund shares, nor will there be any such charges following the Reorganization. There will not be any fee payable in connection with the Reorganization.

             Sales Charge Imposed on Purchases                    NONE
             Sales Charge Imposed on Reinvested Dividends         NONE
             Deferred Sales Charges                               NONE
             Redemption Fees                                      NONE
             Exchange Fees                                        NONE

         Set forth below is a comparison of each Fund's operating expenses for the fiscal year ended October 31, 1997. The ratios also are shown on a pro forma (estimated) combined basis, giving effect to the Reorganization.


Neuberger&Berman         Management and              12b-1         Other                  Total Operating
Income Trust             Administration Fees          Fees         Expenses               Expenses

ULTRA SHORT              0.75%                       None          0.00%*                 0.75%*

LIMITED MATURITY         0.75%                       None          0.05%*                 0.80%*

PRO FORMA COMBINED       0.75%                       None          0.05%*                 0.80%*

*(Reflects N&B Management's expense reimbursement undertaking described below)

         Total  Operating   Expenses  for  each  Fund  are  based  upon  current
administration fees for the Fund and management fees for its corresponding Portfolio and any current expense reimbursement undertakings. "Other Expenses" are based on each Fund's and Portfolio's expenses for the past fiscal year. The Trustees of the Trust believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by its corresponding Portfolio. The Trustees of the Trust also believe that investment in a Portfolio by investors in addition to a Fund may enable the Portfolio to achieve economies of scale which could reduce expenses. The expenses and, accordingly, the returns of other funds that may invest in the Portfolios may differ from those of the Funds.

         The previous table reflects N&B Management's voluntary undertaking to reimburse each Fund's Operating Expenses and that Fund's pro rata share of its corresponding Portfolio's Operating Expenses which, in the aggregate, exceed 0.75% per annum of Ultra Short Bond Trust's average daily net assets and 0.80% of Limited Maturity Bond Trust's average daily net assets (both before and after the Reorganization). Each undertaking can be terminated by N&B Management by giving a Fund at least 60 days' prior written notice. Absent the reimbursement, Other Expenses would have been 1.40%, 0.49%, and 0.49% and Total Operating Expenses would have been 2.15%, 1.24%, and 1.24% per annum of the average daily net assets of Ultra Short Bond Trust, Limited Maturity Bond Trust, and the combined Fund, respectively, based upon the expenses of each Fund for the 1997 fiscal year.

         Example

         To illustrate the effect of Operating Expenses, assume that each Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $1,000 invested in each Fund, the following amounts of total expenses would have been paid if an investor closed his or her account at the end of each of the following time periods:

Neuberger&Berman          1 Year         3 Years         5 Years        10 Years

Income Trust

ULTRA SHORT               $8              $24              $42            $93

LIMITED MATURITY           8               26               44             99

PRO FORMA COMBINED         8               26               44             99

         The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined Fund will bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN, AND MAY CHANGE IF EXPENSE REIMBURSEMENTS CHANGE.

Purchases

         Procedures to purchase shares in the two Funds are identical. Shareholders can buy and own Fund shares only through an account with an Institution which provides accounting, recordkeeping, and other services to investors and which has an administrative services agreement with N&B Management. N&B Management and the Funds do not recommend, endorse, or receive payments from any Institution. N&B Management compensates Institutions for services they provide under an administrative services agreement. N&B Management does not provide investment advice to any Institution or its clients or make decisions regarding their investments.

         Each Institution will establish its own procedures for the purchase of Fund shares, including minimum initial and additional investments for shares of each Fund and the acceptable methods of payment for shares. Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after a purchase order is received and accepted by an Institution. Prices for Fund shares are usually calculated as of 4 p.m. Eastern time. An Institution may be closed on days when the NYSE is open. As a result, prices for shares of the Funds may be significantly affected on days when a shareholder has no access to the Institution to buy shares.

         Some institutions may charge their clients a fee in connection with purchases of Fund shares.

         See "Shareholder -- How to Buy Shares" in the Trust Prospectus enclosed herewith and incorporated by reference herein for additional information on how shares of each Fund may be purchased.

Redemptions

         Rights and procedures to redeem shares in the two Funds are identical. Shareholders can sell (redeem) all or some of each Fund's shares only through an account with an Institution. Each Institution will establish its own procedures for the sale of Fund shares. Shares are sold at the next price calculated on a day the NYSE is open, after a sales order is received and accepted by an Institution. Prices for Fund shares are usually calculated as of 4 p.m. Eastern time. An Institution may be closed on days when the NYSE is open. As a result, prices for shares of the Funds may be significantly affected on days when a shareholder has no access to the Institution to sell shares.

             Redemption  proceeds  will be paid to  Institutions  as agreed with
each  Fund  but  in  any  case  within  three   business  days  (under   unusual
circumstances a Fund may take longer, as permitted by law).

             Each Fund may suspend redemptions or postpone payments on days when the NYSE is closed (besides weekends and holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

             See "Shareholder Services -- How to Sell Shares" in the Trust Prospectus enclosed herewith and incorporated by reference herein for additional information on how to redeem shares held in each Fund.

Exchange Privileges

         Through an account with an Institution, a shareholder may be able to exchange shares of a Fund for shares of another Neuberger & Berman Fund.(R) Each Institution will establish its own exchange policy and procedures. Shares are exchanged at the next price calculated on a day the NYSE is open, after the exchange order is received and accepted by an Institution.

         See "Shareholder Services -- Exchanging Shares" in the Trust Prospectus
enclosed   herewith  and   incorporated  by  reference   herein  for  additional
information on how to exchange Fund shares.

Dividends and Other Distributions

         Each Fund distributes substantially all of its share of any net investment income (net of the Fund's expenses) and any net realized capital gains earned by its corresponding Portfolio. Income dividends are declared daily for each Fund at the time its NAV is calculated and are paid monthly, and net realized capital gains, if any, are normally distributed annually in December. Investors who are considering the purchase of Fund shares in December should take this into account because of the tax consequences of such distributions. Income dividends for each Fund will accrue beginning on the day after an investor's purchase order is converted to "federal funds."

         All dividends and other distributions paid on shares of each Fund are automatically reinvested in additional shares of that Fund. Dividends are reinvested at the Fund's per share NAV on the last business day of each month. Each other distribution is reinvested at the Fund's per share NAV, usually as of the date the distribution is payable.

         An Institution may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, or to receive all dividends and other distributions in cash. Limited Maturity Bond Trust will continue to honor the current election of each Institution.

Federal Income Tax Consequences

         Trust and Income Managers Trust have received an opinion of Kirkpatrick & Lockhart LLP, their counsel, to the effect that Ultra Short Bond Trust's transfer of its assets (essentially composed of the interest it will receive in Limited Maturity Bond Portfolio) to Limited Maturity Bond Trust in exchange solely for the latter's shares and its assumption of Ultra Short Bond Trust's liabilities will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to either Fund or its shareholders as a result of the transaction. In addition, the opinion states that no gain or loss will be recognized on the distribution of property from Ultra Short Bond Portfolio to Ultra Short Bond Trust or on the contribution of property from Ultra Short Bond Trust to Limited Maturity Bond Portfolio in exchange for an interest therein, pursuant to the Plan. See "The Reorganization -- Federal Income Tax Considerations" for more information on the federal income tax consequences of the Reorganization.

                      COMPARISON OF PRINCIPAL RISK FACTORS

         Both Ultra Short Bond Portfolio and Limited Maturity Bond Portfolio invest in fixed income securities, and thus an investment in either Ultra Short Bond Trust or Limited Maturity Bond Trust entails the risks of fixed income investing. Fixed income securities typically decline in value in times of rising market interest rates and rise in value in times of falling interest rates. Generally, the longer the remaining maturity on a security, the more pronounced is the fluctuation in value. The risks of certain investments that are unique to Limited Maturity Bond Trust and Portfolio are identified below. See "Investment Programs" and "Description of Investments" in the Trust Prospectus, which is enclosed herewith and incorporated by reference herein, for a more detailed discussion of the investment risks of each Fund.

Lower Rated Debt Securities. Ultra Short Bond Portfolio may invest only in investment grade securities. Limited Maturity Bond Portfolio may invest up to 10% of its net assets in securities that are below investment grade, including unrated securities deemed by N&B Management to be of comparable quality. The Portfolio will not invest in such securities unless they are rated at least B by Moody's or S&P or, if unrated by those entities, deemed by N&B Management to be of comparable quality. Securities rated below investment grade are described as speculative by both Moody's and S&P. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. N&B Management seeks to reduce the risks associated with investing in such securities by limiting the Portfolio's holdings in them and by extensively analyzing the potential benefits of such an investment in relation to the associated risks.

         The following table shows the ratings of debt securities held by Limited Maturity Bond Portfolio for the year ended October 31, 1997. The percentages in each category represent the dollar-weighted month-end holdings during the period. These percentages are historical only and are not necessarily representative of the ratings of current and future holdings.

              Neuberger & Berman Limited Maturity Bond Portfolio's
   Holdings of Debt Securities, by Rating for the Year Ended October 31, 1997

                                      Moody's
                               Investors Service, Inc.       Standard & Poor's
                              (as a % of investments)    (as a % of investments)
                              Rating            Average   Rating         Average
Investment Grade

Treasury/Agency*              Y/AGY              15.26%   TSY/AGY        15.26%

Highest quality               Aaa                17.91%     AAA          17.91%

High quality                  Aa                 4.38%       AA          1.81%

Upper-medium grade             A                 19.99%      A           24.05%

Medium grade                  Baa                25.58%     BBB          29.07%

Lower Quality**

Moderately speculative        Ba                 12.81%      BB          6.92%

Speculative                    B                 3.94%       B           4.85%

Highly Speculative            Caa                  --       CCC            --

Poor Quality                  Ca                   --        CC            --

Lowest quality, no interest    C                   --        C             --

In default, in arrears         -                   --        D             --
                                               99.87%***               99.87%***

*U.S. Government and Agency Securities are not rated by Moody's or S&P. **Includes securities rated investment grade by other NRSROs.
***Moody's and S&P did not rate every security purchased during this period.

     Further information regarding the ratings assigned to securities purchased by the Portfolio, and the meanings of those ratings, is included in the Trust SAI.

Foreign Securities. Each Portfolio may invest in foreign securities. Limited Maturity Bond Portfolio, unlike Ultra Short Bond Portfolio, may invest in foreign securities denominated in or indexed to foreign currencies. Such securities may be affected by governmental regulation of foreign exchange transactions and the fluctuation of foreign currencies relative to the U.S. dollar, which could result in losses irrespective of the performance of the underlying investment. In addition, Limited Maturity Bond Portfolio may enter into forward foreign currency contracts or futures contracts (agreements to exchange one currency for another at a specified price at a future date) and related options to manage currency risks and to facilitate transactions in foreign securities. Although these contracts can protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if N&B Management fails to predict foreign currency values correctly; see the discussion of Hedging Instruments, below.

Put and Call Options, Futures Contracts, and Options on Futures Contracts. Each Portfolio may try to reduce the risk of securities price changes (hedge) or manage portfolio duration by (1) entering into interest-rate futures contracts traded on futures exchanges and (2) purchasing and writing options on futures contracts. Each Portfolio may engage in transactions in futures contracts and related options only as permitted by regulations of the Commodity Futures Trading Commission. These investment practices involve certain risks, including price volatility and a high degree of leverage.

         Limited Maturity Bond Portfolio also may write covered call options and purchase put options on debt securities in its portfolio or on foreign currencies for hedging purposes or for the purpose of producing income. Limited Maturity Bond Portfolio will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

         The primary risks in using put and call options, futures contracts, options on futures contracts, forward foreign currency contracts or options on foreign currencies ("Hedging Instruments") are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held by a Portfolio and the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that use of Hedging Instruments is a highly specialized activity that involves skills, techniques, and risks (including price volatility and a high degree of leverage) different from those needed to select a Portfolio's securities; and (4) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. When a Portfolio uses Hedging Instruments, the Portfolio will place cash or appropriate liquid securities in a segregated account, or will "cover" its position, to the extent required by SEC staff policy. Another risk of Hedging Instruments is the possible inability of a Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of these instruments. Futures, options, and forward contracts are considered "derivatives." Losses that may arise from certain futures transactions are potentially unlimited.

                               THE REORGANIZATION


Reorganization Plan

         The terms and conditions under which the Reorganization will be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Prospectus and Information Statement.

         The Plan contemplates (i) Limited Maturity Bond Trust's acquiring substantially all of the assets of Ultra Short Bond Trust in exchange solely for shares of Limited Maturity Bond Trust and the assumption by Limited Maturity Bond Trust of all of Ultra Short Bond Trust's liabilities, if any, as of the Closing Date and (ii) the constructive distribution on the Closing Date of such shares to the shareholders of Ultra Short Bond Trust.

         The assets of Ultra Short Bond Trust to be acquired by Limited Maturity Bond Trust shall include all cash, cash equivalents, securities (including its interest in Limited Maturity Bond Portfolio), receivables (including interest and dividends receivable) and other property of any kind owned by Ultra Short Bond Trust and any deferred or prepaid assets shown as assets on the books of Ultra Short Bond Trust. Because the investment policies and limitations of the two Portfolios are substantially similar, it will not be necessary for Limited Maturity Bond Portfolio to dispose of any of the assets that were previously held by Ultra Short Bond Portfolio in order for Limited Maturity Bond Portfolio to continue operating within its investment policies and limitations. However, sales of certain assets held by Limited Maturity Bond Portfolio may be necessary or desirable based upon that Portfolio's investment strategy and the market as it exists immediately prior to or following the Reorganization.

         Limited Maturity Bond Trust will assume all liabilities of Ultra Short Bond Trust, if any; provided, however, that Ultra Short Bond Trust will utilize its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date. Limited Maturity Bond Trust will deliver to Ultra Short Bond Trust shares of Limited Maturity Bond Trust, which will be distributed to Ultra Short Bond Trust shareholders.

         The value of Ultra Short Bond Trust's assets to be acquired and the amount of its liabilities to be assumed by Limited Maturity Bond Trust and the net asset value of a share of Ultra Short Bond Trust will be determined as of the close of regular trading on the NYSE on the Closing Date and will be determined in accordance with the valuation procedures described in the then-current Prospectus and Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that the Trustees of Managers Trust believe accurately reflects fair value. All computations described in this paragraph will be performed by State Street Bank & Trust Company, which serves as custodian and transfer agent for each Fund and Portfolio, using to the extent possible prices provided by outside pricing services approved by the Board of Trustees of Income Managers Trust.

         As soon as practicable after the Closing Date, Ultra Short Bond Trust will distribute pro rata to its shareholders of record the shares of Limited Maturity Bond Trust it receives in the Reorganization, so that each shareholder of Ultra Short Bond Trust will receive a number of full and fractional shares of Limited Maturity Bond Trust equal in value to the shareholder's holdings in Ultra Short Bond Trust. Ultra Short Bond Trust and Portfolio will be dissolved as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Limited Maturity Bond Trust in the names of Ultra Short Bond Trust shareholders and by transferring thereto the shares of Limited Maturity Bond Trust previously credited to the account of Ultra Short Bond Trust on those books. Each shareholder account shall be credited with the pro rata number of Limited Maturity Bond Trust's shares due to that shareholder. Fractional shares of Limited Maturity Bond Trust will be rounded to the third decimal place.

         Accordingly, immediately after the Reorganization, each former shareholder of Ultra Short Bond Trust will own shares of Limited Maturity Bond Trust that will be equal to the value of that shareholder's shares of Ultra Short Bond Trust immediately prior to the Reorganization. Moreover, because shares of Limited Maturity Bond Trust will be issued at net asset value in exchange for net assets of Ultra Short Bond Trust that will equal the aggregate value of those shares, the net asset value per share of Limited Maturity Bond Trust will be unchanged. Thus, the Reorganization will not result in a dilution of the value of any shareholder account. However, in general, the Reorganization substantially will reduce the percentage of ownership of each Ultra Short Bond Trust shareholder below such shareholder's current percentage of ownership in Ultra Short Bond Trust because, while the shareholder will have the same dollar amount invested initially in Limited Maturity Bond Trust that he or she had invested in Ultra Short Bond Trust, his or her investment will represent a smaller percentage of the combined net assets of the Funds.

         Any transfer taxes payable upon issuance of shares of Limited Maturity Bond Trust in a name other than that of the registered holder of the shares on the books of Ultra Short Bond Trust as of the time of transfer shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Ultra Short Bond Trust will continue to be its responsibility up to and including the Closing Date and such later date on which it is dissolved.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, including receipt of no-action assurance from the SEC with respect to the Reorganization pursuant to Section 17(a) of the Investment Company Act of 1940 ("1940 Act"). The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Trust's Board of Trustees if it determines that the Reorganziation would be inadvisable for either Fund. At the Closing Date, and solely in order to facilitate the closing, the non-fundamental investment objective and policies of Ultra Short Bond Trust will be conformed to those of Limited Maturity Bond Trust. The Trust's officers may change or postpone the Closing Date.

Reasons for the Reorganization

         At a meeting held on September 24, 1997, the Boards of Trustees of the Trust and Income Managers Trust, including a majority of the Independent Trustees, determined that the Reorganization is in the best interests of Ultra Short Bond Trust and Portfolio and Limited Maturity Bond Trust and Portfolio, respectively, and that the interests of shareholders in Ultra Short Bond Trust and Limited Maturity Bond Trust, respectively, will not be diluted as a result of the Reorganization. In recommending the Reorganization, N&B Management indicated that the Reorganization would eliminate the expense of maintaining Ultra Short Bond Trust and Portfolio as separate series of the Trust and Income Managers Trust (i.e., fund accounting, legal, audit, shareholder reporting, custodial expenses, etc.), producing economies of scale in Limited Maturity Bond Trust and making it more marketable, and eliminating the need for further expense reimbursements with respect to Ultra Short Bond Trust. In unanimously approving the Reorganization, the Boards of Trustees specifically noted Ultra Short Bond Portfolio's small asset base and its inability to operate effectively and efficiently due to its small asset base.

         In considering the Reorganization, the Boards of Trustees of the Trust and Income Managers Trust considered the following factors:

                  (1) the small asset base of Ultra Short Bond Portfolio and its failure to attract new assets;

                  (2) the effect of the Reorganization will be to place Ultra Short Bond Trust shareholders' assets in another Neuberger & Berman Fund having the most nearly similar investment strategy with a minimum of administrative burden to shareholders;

                  (3) the Reorganization will be tax-neutral to investors;

                  (4) the compatibility of the different investment objectives and strategies of the Ultra Short Bond entities and the Limited Maturity Bond entities, as a result of which the portfolio resulting from the proposed transactions is not expected to require any significant restructuring;

                  (5) the Funds' historical performance records and risk/reward ratios, expense ratios, past growth in assets, and their future prospects;

                  (6) alternatives to the proposed transactions, including simple liquidation of the Ultra Short Bond entities and maintaining the status quo;

                  (7) the effect of the Reorganization on the expense ratio of Limited Maturity Bond Trust, namely, that the Reorganization will permit the fixed costs of each of the Limited Maturity Bond entities to be spread over a larger asset base, effectively bringing the assets of that Fund closer to the point where expenses borne by each shareholder will be reduced, based upon the Fund's current fee structure;

                  (8) N&B Management, as administrator of the Funds, has capped the expenses of each participating Fund, and would thus bear much of the cost of the Reorganization;

                  (9) the benefit to N&B Management due to the elimination of the need to reimburse Ultra Short Bond Trust for expenses exceeding 0.75%; and

                  (10) the potential benefit to N&B Management due to the possible decrease in the expenses of Limited Maturity Bond Trust.

Description of the Securities to be Issued

         The Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

         At a meeting held on December 17, 1997, the Board of Trustees of the Trust authorized the issuance of shares of beneficial interest in Limited Maturity Bond Trust. These shares will be issued to Ultra Short Bond Trust shareholders as of the Closing Date in exchange for their Ultra Short Bond Trust shares.

         The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

         Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument of the Trust requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or a Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.


Federal Income Tax Considerations

         The exchange of Ultra Short Bond Trust's assets for Limited Maturity Bond Trust shares and the latter's assumption of Ultra Short Bond Trust's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. Trust and Income Managers Trust have received an opinion of Kirkpatrick & Lockhart LLP, their counsel ("Opinion"), substantially to the effect that:

                  (1) Limited Maturity Bond Trust's acquisition of Ultra Short Bond Trust's assets in exchange solely for Limited Maturity Bond Trust shares and the latter's assumption of Ultra Short Bond Trust's liabilities, followed by Ultra Short Bond Trust's distribution of those shares to its shareholders constructively in exchange for their Ultra Short Bond Trust shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  (2) No gain or loss will be recognized to Ultra Short Bond Trust on the transfer to Limited Maturity Bond Trust of its assets in exchange solely for Limited Maturity Bond Trust shares and the latter's assumption of Ultra Short Bond Trust's liabilities or on the subsequent distribution of those shares to Ultra Short Bond Trust's shareholders in constructive exchange for their Ultra Short Bond Trust shares;

                  (3) No gain or loss will be recognized to Limited Maturity Bond Trust on its receipt of the transferred assets in exchange solely for Limited Maturity Bond Trust shares and its assumption of Ultra Short Bond Trust's liabilities;

                  (4) Limited Maturity Bond Trust's basis for the transferred assets will be the same as the basis thereof in Ultra Short Bond Trust's hands immediately before the transaction, and Limited Maturity Bond Trust's holding period for those assets will include Ultra Short Bond Trust's holding period therefor;

                  (5) An Ultra Short Bond Trust shareholder will recognize no gain or loss on the constructive exchange of all its Ultra Short Bond Trust shares solely for Limited Maturity Bond Trust shares pursuant to the Plan; and

                  (6) An Ultra Short Bond Trust shareholder's basis for the Limited Maturity Bond Trust shares to be received in the transaction will be the same as the basis for its Ultra Short Bond Trust shares to be constructively surrendered in exchange for those Limited Maturity
         Bond Trust shares, and its holding period for those Limited Maturity Bond Trust shares will include its holding period for those Ultra Short Bond Trust shares, provided they are held as capital assets by the shareholder on the Closing Date.

         The Opinion also states that:

                  (1) No gain or loss will be recognized on the distribution of property from Ultra Short Bond Portfolio to Ultra Short Bond Trust pursuant to the Plan;

                  (2) Ultra Short Bond Trust's basis for the distributed property will be equal to the adjusted basis of its interest in Ultra Short Bond Portfolio;

                  (3) No gain or loss will be recognized on the contribution of property by Ultra Short Bond Trust to Limited Maturity Bond Portfolio in exchange for an interest therein;

                  (4) Ultra Short Bond Trust's basis for its interest in Limited Maturity Bond Portfolio will be the same as the basis it had in the property it contributed thereto at the time of the contribution; and

                  (5) Limited Maturity Bond Portfolio's basis for the property contributed thereto by Ultra Short Bond Trust will be same as the basis thereof in Ultra Short Bond Portfolio's hands immediately before the contribution.

         The Opinion may state that no opinion is expressed as to the effect of the transactions on the Funds or any shareholder with respect to any asset
(including certain options, futures and forward contracts) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization by Limited Maturity Bond Trust after the transactions of previous capital losses realized by Ultra Short Bond Trust could be subject to limitation in future years under the Code.

         Shareholders of Ultra Short Bond Trust should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

         The following table shows the capitalization of Ultra Short Bond Trust and Limited Maturity Bond Trust as of October 31, 1997 and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date.

                                    Ultra Short       Limited        Pro Forma
                                                      Maturity       Combined
     Net Assets (000)               $10,169           $37,396         $47,565
     Net Asset Value per share      $9.85             $9.57           $9.57
     Shares Outstanding (000)       1,032             3,907           4,970

          ADDITIONAL INFORMATION ABOUT LIMITED MATURITY BOND TRUST AND
                                    PORTFOLIO


Financial Highlights

         The financial highlights of Limited Maturity Bond Trust and Portfolio, which are attached as Appendix B, have been audited by Ernst & Young LLP, independent auditors, whose report thereon was unqualified. This information is derived from and should be read in conjunction with the financial statements of Limited Maturity Bond Trust and Portfolio and notes thereto, which are incorporated by reference into the SAI, together with the report of the auditors thereon.

Investment Objective and Policies

         For a discussion of Limited Maturity Bond Trust and Portfolio's investment objective and policies and the risk factors associated with an investment in the Fund in addition to that included in this Prospectus and Information Statement, see "Investment Programs" and "Description of
Investments" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Board of Trustees

         For a discussion of the responsibilities of the Trustees of the Trust, see "Management and Administration -- Trustees and Officers" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Investment Manager, Subadviser, Portfolio Manager and Transfer Agent

         For a discussion of Limited Maturity Bond Portfolio's investment manager, subadviser and portfolio manager, and Limited Maturity Bond Fund and Portfolio's transfer agent, see "Management and Administration -- Investment Manager, Administrator, Distributor and Sub-Adviser," "-- Expenses," and " -- Transfer Agent" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Calculation of Performance Data

         For a discussion of the methods used to calculate Limited Maturity Bond Trust's performance data, see "Performance Information" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Management's Discussion of Fund Performance

         See Attachment C for management's discussion of the performance of Limited Maturity Bond Trust and Portfolio and the material factors affecting this performance.

Limited Maturity Bond Trust Shares

         For a discussion of Limited Maturity Bond Trust's shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, in addition to that included in this Prospectus and Information Statement, see "Information Regarding Organization, Capitalization and Other Matters," and "Shareholder Services" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Net Asset Value

         For a discussion of how the offering price of Limited Maturity Bond Trust is determined, see "Share Prices and Net Asset Value" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Taxes, Dividends and Other Distributions

         For a discussion of Limited Maturity Bond Trust's policy with respect to dividends and other distributions and the tax consequences of an investment in its shares, see "Dividends, Other Distributions, and Taxes" in the Trust Prospectus enclosed herewith and incorporated by reference herein.


            ADDITIONAL INFORMATION ABOUT ULTRA SHORT BOND TRUST AND
                                    PORTFOLIO


Financial Highlights

         The financial highlights of Ultra Short Bond Trust and Portfolio, which are attached as Appendix B, have been audited by Ernst & Young LLP, independent auditors, whose report thereon was unqualified. This information is derived from and should be read in conjunction with the financial statements of Ultra Short Bond Trust and Portfolio and notes thereto, which are incorporated by reference into the SAI, together with the report of the auditors thereon.

Investment Objective and Policies

         For a discussion of Ultra Short Bond Trust and Portfolio's investment objective and policies and the risk factors associated with an investment in the Fund in addition to that included in this Prospectus and Information Statement, see "Investment Programs" and "Description of Investments" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Board of Trustees

         For a discussion of the responsibilities of the Trustees of the Trust, see "Management and Administration -- Trustees and Officers" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Investment Manager, Subadviser, Portfolio Manager and Transfer Agent

         For a discussion of Ultra Short Bond Portfolio's investment manager, subadviser and portfolio manager, and Ultra Short Bond Fund and Portfolio's transfer agent, see "Management and Administration -- Investment Manager, Administrator, Distributor and Sub-Adviser," "-- Expenses," and " -- Transfer Agent" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Calculation of Performance Data

         For a discussion of the methods used to calculate Ultra Short Bond Trust's performance data, see "Performance Information" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Management's Discussion of Fund Performance

         See Attachment C for management's discussion of the performance of Ultra Short Bond Trust and Portfolio and the material factors affecting this performance.

Ultra Short Bond Trust Shares

         For a discussion of Ultra Short Bond Trust's shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, in addition to that included in this Prospectus and Information Statement, see "Information Regarding Organization, Capitalization and Other Matters" and
"Shareholder Services" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Net Asset Value

         For a discussion of how the offering price of Ultra Short Bond Trust is determined, see "Share Prices and Net Asset Value" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

Taxes, Dividends and Other Distributions

         For a discussion of Ultra Short Bond Trust's policy with respect to dividends and other distributions and the tax consequences of an investment in its shares, see "Dividends, Other Distributions, and Taxes" in the Trust Prospectus enclosed herewith and incorporated by reference herein.

             INFORMATION REGARDING FIVE PERCENT SHARE OWNERSHIP AND
                         INTERESTS OF AFFILIATED PERSONS


Five Percent Holders

         The following table sets forth the name, address, and percentage ownership of each person who was known by each Fund to own beneficially or of record 5% or more that Fund's outstanding shares at November 30, 1997:

Limited Maturity Bond Trust:

Name and Address:                                    Percentage of Ownership:
----------------                                     -----------------------
Chase Manhattan Bank                                          29.31%
  NA Directed
Ttee Met Life Defined
  Contribution Plan
Group Attn Judith Trepanowski
770 Broadway 10th Floor
New York, NY 10003-9522

Nationwide Life Insurance                                     18.85%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

D Leon Leonhardt PSP                                          15.04%
for Partners & Principals
of Price Waterhouse Dtd 6/28/85
3109 W. Dr. Martin Luther King Blvd.
Tampa, FLA  33607

D Leon Leonhardt Retirement                                   9.30%
Benefit Accumulation Plan for
Employees of Price Waterhouse LLP
3109 W. Dr. Martin Luther King Blvd.
Tampa, FLA  33607

Ultra Short Bond Trust:

Name and Address:                                    Percentage of Ownership:
----------------                                     -----------------------
Gary N. Skoloff, Saul A. Wolfe                                36.74%
Skoloff & Wolfe Target Benefit
Trust dtd 11/1/95
293 Eisenhower Pky.
Livingston, NJ 07039-1711

Aetna Life Insurance & Annuity Co.                            18.61%
ACES - Separate Account F
Attn. Michael Weiner - RTAL
15 Farmington Ave.
Hartford, CT 06156

Northern Trust Ttee                                           16.01%
FBO Manufacturers Bk Svgs System
401K
P.O. Box 92956 22-88478
Chicago, IL 60675-2956

Chase Manhattan Bank Ttee                                     12.84%
Various Retirement Plans
Under PPI Retirement Programs
Professional Pensions Inc.
444 Foxon Rd.
East Haven, CT 06513-2019

National Financial Serv Corp                                  7.85%
For the Exclusive Benefit of
Our Customers
P.O. Box 3908
Church Street Station
New York, NY 10008-3908


Shares Held by Officers and Directors

         At November 30, 1997, the trustees and officers of the Trust and Income Managers Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

Interests of Affiliated Persons and Necessary No-Action Relief

         Certain persons involved in the Reorganization hold more than five percent of the shares of both of the Funds involved in the Reorganization and therefore may be deemed affiliated persons of each Fund. The implementation of the Plan is thus conditional on receipt of assurance from the SEC staff that it will not recommend action under Section 17(a) of the 1940 Act. The Reorganization will NOT be effected unless and until the SEC staff has granted this or similar relief. The SEC staff has informed the Trust that it intends to provide the necessary relief.

         N&B Management, the investment manager of the Portfolios and the Funds' administrator and distributor, may be deemed to benefit from the Reorganization, because the combination of the Funds and Portfolios will eliminate expenses, such as fund accounting, legal, audit, shareholder reporting, and custodial expenses, that are involved in maintaining Ultra Short Bond Trust and Portfolio as separate series of the Trust and Income Managers Trust, respectively. N&B Management anticipates that this will produce economies of scale in the remaining Limited Maturity Bond Trust and Portfolio and make Limited Maturity Bond Trust more marketable, as well as eliminate the need for further expense reimbursements with respect to Ultra Short Bond Trust and Portfolio. The SEC has concluded that such benefits are fully compatible with Rule 17a-8 under the 1940 Act, which is the principal exemptive rule for mutual fund combinations.


                                  MISCELLANEOUS


Available Information

         The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048). Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Legal Matters

         Certain legal matters in connection with the issuance of Limited Maturity Bond Trust shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, counsel to the Trust.

Experts

         The audited financial statements of Limited Maturity Bond Trust and Portfolio and Ultra Short Bond Trust and Portfolio, incorporated by reference in the Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon which are included in the Annual Report to shareholders of Limited Maturity Bond Trust and Ultra Short Bond Trust for the fiscal year ended October 31, 1997. The financial statements of Limited Maturity Bond Trust and Portfolio and Ultra Short Bond Trust and Portfolio audited by Ernst & Young LLP have been incorporated by reference in the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

                                                                        APPENDIX


                     PLAN OF REORGANIZATION AND TERMINATION

                         NEUBERGER & BERMAN INCOME TRUST

                     PLAN OF REORGANIZATION AND TERMINATION
                     --------------------------------------

         This Plan of Reorganization and Termination ("Plan"), dated as of this 22nd day of December, 1997, is made by Neuberger & Berman Income Trust, a Delaware business trust ("Trust"), on behalf of two segregated portfolios of assets ("series") thereof, Neuberger & Berman Ultra Short Bond Trust ("Target") and Neuberger & Berman Limited Maturity Bond Trust ("Acquiror"). (Target and Acquiror are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")


                                 R E C I T A L S
                                 ---------------

         A. Each Fund is a feeder fund in a "master/feeder fund structure," pursuant to which (a) Target invests substantially all of its net investable assets in Neuberger & Berman Ultra Short Bond Portfolio ("USB Portfolio"), a subtrust of Income Managers Trust, a New York common law trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act") ("Managers Trust"), and (b) Acquiror invests substantially all of its net investable assets in Neuberger & Berman Limited Maturity Bond Portfolio ("LMB Portfolio"), another subtrust of Managers Trust (USB Portfolio and LMB Portfolio being sometimes referred to herein collectively as the "Portfolios");

         B. The boards of trustees of the Trust and Managers Trust -- in each case, including all of the trustees who are not "interested persons" (as that term is defined in section 2(a)(19) of the 1940 Act) thereof -- approved the transactions described herein (collectively "Reorganization") at a joint meeting thereof held on September 24, 1997 ("Meeting"), respectively finding, in accordance with Rule 17a-8 under the 1940 Act, that the Reorganization is in the best interests of Target, Acquiror, and the Portfolios and that the interests of each such entity's existing shareholders/interestholders will not be diluted as a result of the Reorganization; and

         C. At the time of the Reorganization, Neuberger & Berman Ultra Short Bond Fund ("Target's Sister Fund"), a series of Neuberger & Berman Income Funds that (like Target) invests substantially all of its net investable assets in USB Portfolio, and Neuberger & Berman Limited Maturity Bond Fund, another series of that trust that (like Acquiror) invests substantially all of its net investable assets in LMB Portfolio, will engage in transactions substantially identical to the Reorganization.


                               P R O V I S I O N S
                               -------------------


 I.       Background.

          A. The Trust is a Delaware business trust duly registered as an open-end management investment company under the 1940 Act, and each Fund is a duly established and designated series thereof.

          B. This Plan is intended to be, and is adopted as, a plan of a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). As described in paragraph 3, at the Effective Time (as defined in paragraph 5), Target will transfer its assets to Acquiror in exchange solely for voting shares of beneficial interest in Acquiror ("Acquiror Shares") and the assumption by Acquiror of Target's liabilities and then will constructively distribute the Acquiror Shares to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all upon the terms and conditions set forth herein.


 II.        Related Transactions.

          A. As of the Effective Time, Target shall redeem (i.e., completely withdraw) its interest in USB Portfolio, as permitted under Section 3.5 and
Article VII of Managers Trust's Declaration of Trust. In payment therefor, Target shall receive a distribution in kind of its share of USB Portfolio's net assets -- Managers Trust's board of trustees having determined at the Meeting that, in the event of any such redemption, liquidation of USB Portfolio's investments to pay for such a withdrawal would not be in its best interests -- which assets Target will contribute to LMB Portfolio in exchange for an interest therein ("LMB Portfolio Interest"). (The foregoing transactions are referred to herein collectively as the "Related Transactions.") Simultaneously, Target's Sister Fund likewise shall redeem its interest in USB Portfolio in consideration for a distribution in kind and shall exchange the assets it thus receives for an LMB Portfolio Interest. Promptly upon consummation of the redemptions by Target and Target's Sister Fund of their interests in USB Portfolio, the latter will discharge its remaining liabilities and be terminated as a subtrust of Managers Trust.

          B. State Street Bank & Trust Company, the Funds' and Portfolios' custodian and the Funds' transfer agent ("State Street"), shall record all such asset transfers on its records and shall deliver at the Closing (as defined in paragraph 5) (a) a certificate of an authorized officer stating that (1) USB Portfolio's assets held by State Street immediately before, and distributed to Target as part of, the Related Transactions are held by LMB Portfolio at the Effective Time and (2) all necessary taxes in conjunction with the transfer of those assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made and (b) a schedule of those assets as of the Effective Time, setting forth for all portfolio securities included therein their adjusted tax basis and holding period by lot.


 III.       The Reorganization.

          A. At the time of the Related Transactions, Target shall assign, sell, convey, transfer, and deliver to Acquiror all of its assets described in paragraph 3.2 ("Assets"). In exchange therefor, Acquiror shall

                   (a) issue and deliver to Target the number of full and fractional Acquiror Shares determined by dividing the net asset value ("NAV") of Target (computed as set forth in paragraph 4.1) by the NAV per Acquiror Share (computed as set forth in paragraph 4.2), and

                   (b) assume all of Target's liabilities described in paragraph
         3.3 ("Liabilities").

(Target's assets and liabilities shall be determined in accordance with the Trust's Trust Instrument.) Such transactions shall take place at the Closing.

          B. The Assets shall include, without limitation, all cash, cash equivalents, securities (including Target's LMB Portfolio Interest), receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time.

          C. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan, including Target's share of the expenses described in paragraph 7. Notwithstanding the foregoing, Target shall use its best efforts, to the extent practicable, to discharge all of its known Liabilities prior to the Effective Time.

          D. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

          E. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall constructively distribute the Acquiror Shares received by it pursuant to paragraph 3.1(a) to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange for their Target Shares. Such distribution shall be accomplished by State Street's opening accounts on Acquiror's share transfer books in the Shareholders' names and transferring such Acquiror Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiror Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiror shall issue certificates representing the Acquiror Shares in connection with the Reorganization only to shareholders whose Target shares were represented by certificates.

          F. As soon as reasonably practicable after the distribution described in the preceding paragraph, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law and the Trust's Trust Instrument.

          G. Any transfer taxes payable upon issuance of Acquiror Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiror Shares are to be issued, as a condition of such transfer.

 IV.   Valuation.

          A. For purposes of paragraph 3.1(a), Target's NAV shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time) on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information, less (b) the amount of the Liabilities as of the Valuation Time.

          B. For purposes of paragraph 3.1(a), the NAV per share of Acquiror Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiror's then-current prospectus and statement of additional information as filed in its registration statement on Form N-1A.

          C. All computations pursuant to paragraphs 4.1 and 4.2 shall be made by State Street, using (insofar as practicable) prices provided by outside pricing services approved by Managers Trust's board of trustees.


V. Closing and Effective Time. The Reorganization, together with related acts necessary to consummate it ("Closing"), shall occur at the Trust's principal office on February 27, 1998, or at such other place and/or on such other date as the Trust's officers may determine. All acts taking place at the Closing shall be deemed to take place simultaneously at the Valuation Time or at such other time as the Trust's officers may determine ("Effective Time"). If, immediately before the Valuation Time, trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's NAV and the NAV per Acquiror Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.


VI. Conditions. Each Fund's obligations hereunder are subject to satisfaction of each condition indicated in this paragraph as being applicable to it either at the time stated therein or, if no time is so stated, at or before the Effective Time:

          A.       Conditions to Each Fund's Obligations:
                   -------------------------------------

                   1.  The Related Transactions shall have been consummated;

                   2. The fair market value of the Acquiror Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Target Shares constructively surrendered in exchange therefor;

                  3. The Trust's management (a) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Acquiror Shares to be received by them in the Reorganization and
         (b) does not anticipate dispositions of those Acquiror Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company. Consequently, the Trust's management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Nor does the Trust's management anticipate that there will be extraordinary redemptions of Acquiror Shares immediately following the Reorganization;

                   4. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                   5. Immediately following consummation of the Reorganization, Acquiror (directly or through LMB Portfolio) will hold substantially the same assets and be subject to substantially the same liabilities that Target (directly or through USB Portfolio) held or was subject to immediately prior thereto, in addition to the assets and liabilities Acquiror held immediately before the Reorganization, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

                   6. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by Acquiror and those to which the Assets are subject;

                   7. There is no inter-series indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

                   8. Pursuant to the Reorganization, Target will transfer to Acquiror, and Acquiror will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization; 9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of Acquiror within the meaning of section 304(c);

                   10. The Trust and Managers Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, their counsel ("Counsel"), addressed to and in form and substance satisfactory to them, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 6 (and may treat them as representations by the Trust and Managers Trust to Counsel) and may rely, as to any factual matters, exclusively and without independent verification, on such representations and any other representations made to Counsel by responsible officers of the Trust. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

                           a. Acquiror's acquisition of the Assets in exchange solely for Acquiror Shares and Acquiror's assumption of the Liabilities, followed by Target's distribution of those shares to the Shareholders constructively in exchange for their Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                          b. No gain or loss will be recognized to Target on the
              transfer to Acquiror of the Assets in exchange solely for Acquiror Shares and Acquiror's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                          c. No gain or loss will be  recognized  to Acquiror on
              its receipt of the Assets in exchange solely for Acquiror Shares and its assumption of the Liabilities;

                           d. Acquiror's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiror's holding period for the Assets will include Target's holding period therefor;

                          e. A Shareholder will recognize no gain or loss on the
              constructive exchange of all its Target Shares solely for Acquiror Shares pursuant to the Reorganization; and

                          f. A Shareholder's basis for the Acquiror Shares to be
              received by it in the Reorganization will be the same as the basis for its Target Shares to be constructively surrendered in exchange for those Acquiror Shares, and its holding period for those Acquiror Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

         Notwithstanding subparagraphs 6.1.10.2 and 6.1.10.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

                   11. The Trust and Managers Trust shall have received any no-action assurance from the Securities and Exchange Commission ("SEC") deemed necessary by counsel with respect to section 17(a) of the 1940 Act;

                   12. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other action is required to permit the parties to carry out the transactions contemplated hereby. The registration statement on Form N-14 relating to the Acquiror Shares issuable hereunder shall have become effective under the Securities Act of 1933, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and

                   13. Each Fund shall have taken or caused to be taken all actions, and shall have done or caused to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

          B.       Conditions to Acquiror's Obligations:
                   ------------------------------------

                   1. At the Closing, Target will have good title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets to Acquiror free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiror will acquire good and marketable title thereto;

                  2. The Liabilities were incurred by Target in the ordinary course of its business;

                  3. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

                  4. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

                  5. Not more than 25% of the value of the total assets held by Target, directly or through USB Portfolio (excluding cash, cash items, and U.S. government securities), is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

                   6.  Target  will  be   terminated   as  soon  as   reasonably
         practicable after the Reorganization, but in all events within six months after the Effective Time.

          C.       Conditions to Target's Obligations:
                   ----------------------------------

                   1.  No   consideration   other  than  Acquiror   Shares  (and
         Acquiror's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                   2. The Acquiror Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiror, fully paid and non-assessable. Except as contemplated by this Plan, Acquiror does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

                  3. Acquiror is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year;

         Acquiror intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

                  4. Acquiror has no plan or intention to issue additional Acquiror Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiror have any plan or intention to redeem or otherwise reacquire any Acquiror Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business;

                  5. Acquiror (directly or through LMB Portfolio) (a) will actively continue Target's business in substantially the same manner that Target conducted that business (directly or through USB Portfolio) immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                  6. There is no plan or intention for Acquiror to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

                  7. Immediately after the Reorganization, (a) not more than 25% of the value of the total assets held by Acquiror, directly or through LMB Portfolio (excluding cash, cash items, and U.S. government securities), will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

                   8. Acquiror does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any Target Shares.


VII. Expenses. Except as otherwise provided herein, all expenses incurred by the Funds in connection with the transactions contemplated by this Plan (whether or not they are consummated) will be borne by the Funds proportionately, as follows: each such expense will be borne by the Funds in proportion to their respective net assets as of the close of business on the last business day of the month in which such expense was incurred. Such expenses include (a) expenses incurred in connection with entering into and carrying out the provisions of this Plan, (b) expenses associated with preparing and filing with the SEC a registration statement on Form N-14 relating to the Acquiror Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus/information statement ("Prospectus"), (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify such Acquiror Shares in each state in which Target's shareholders are resident as of the date of the mailing of the Prospectus to them, (d) expenses incurred in connection with obtaining no-action assurance from the SEC referenced in subparagraph 6.1.11,
(e) printing and postage expenses, and (f) legal and accounting fees.

VIII. Termination. The Trust's board of trustees may terminate this Plan and abandon the Reorganization at any time prior to the Closing if circumstances develop that, in the trustees' judgment, make proceeding with the Reorganization inadvisable for either Fund.

IX. Governing Law. This Plan shall be construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.


         IN WITNESS WHEREOF, Neuberger & Berman Income Trust has caused this Plan to be executed and delivered on behalf of each Fund by its duly authorized officers as of the day and year first written above.

Attest:                                     NEUBERGER & BERMAN INCOME TRUST



/s/ Claudia A. Brandon                      /s/ Theodore P. Giuliano
---------------------------                 -----------------------------
Secretary                                    President

                                                                      APPENDIX B


                              FINANCIAL HIGHLIGHTS

          Neuberger & Berman Limited Maturity Bond Trust and Portfolio
             Neuberger & Berman Ultra Short Bond Fund and Portfolio

FINANCIAL HIGHLIGHTS

Neuberger&Berman
         Limited Maturity Bond Trust
--------------------------------------------------------------------------------

                  The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                     Period from
                                                                                                                 August 30, 1993 (1)
                                                                                  Year Ended October 31,            to October 31,

                                                                1997           1996         1995      1994           1993
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year                                 $9.53        $9.61        $9.43      $9.97             $10.00
Income From Investment Operations
     Net Investment Income                                           .60          .57          .58        .54                .08
     Net Gains or Losses on Securities (both realized and            .04        (.08)          .18      (.54)              (.03)
     unrealized)
         Total From Investment Operations                            .64          .49          .76          _                .05
Less Distributions
     Dividends (from net investment income)                        (.60)        (.57)        (.58)      (.54)              (.08)
Net Asset Value, End of Year                                       $9.57        $9.53        $9.61      $9.43              $9.97
Total Return(2)                                                   +6.88%       +5.29%       +8.36%     -0.01%          +0.55%(3)
Ratios/Supplemental Data
     Net Assets, End of Year (in millions)                         $37.4        $21.2        $11.9       $6.7               $0.1
     Ratio of Gross Expenses to Average Net Assets(4)               .80%         .81%         .77%         --                 --
     Ratio of Net Expenses to Average Net Assets(5)                 .80%         .80%         .77%       .70%            .65%(6)
     Ratio of Net Investment Income to Average Net Assets(5)       6.25%        6.06%        6.16%      5.72%           4.99%(6)

See Notes to Financial Highlights.


FINANCIAL HIGHLIGHTS

Neuberger&Berman
         Ultra Short Bond Trust
--------------------------------------------------------------------------------

         The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                         Period from
                                                                                                                        September 7,
                                                                                      Year Ended October 31,               1993(1)
                                                                             1997      1996       1995       1994     to October 31,
                                                                                                                          1993
                                                                      --------------------------------------------------------------

Net Asset Value, Beginning of Year                                          $9.82     $9.85      $9.79      $9.97             $10.00
Income From Investment Operations
         Net Investment Income                                                .54       .53        .53        .37                .05
         Net Gains or Losses on Securities (both realized and
         unrealized)                                                          .03     (.03)        .06      (.18)              (.03)
                  Total From Investment Operations                            .57       .50        .59        .19                .02
Less Distributions
         Dividends (from net investment income)                             (.54)     (.53)      (.53)      (.37)              (.05)
Net Asset Value, End of Year                                                $9.85     $9.82      $9.85      $9.79              $9.97
Total Return(2)                                                            +5.97%    +5.24%     +6.15%     +1.92%          +0.17%(3)
Ratios/Supplemental Data
         Net Assets, End of Year (in millions)                              $10.2      $6.6       $1.7       $1.2               $0.2
         Ratio of Gross Expenses to Average Net Assets(4)                    .76%      .76%       .72%         --                 --
         Ratio of Net Expenses to Average Net Assets(5)                      .76%      .76%       .72%       .65%            .65%(6)
         Ratio of Net Investment Income to Average Net Assets(5)            5.51%     5.43%      5.42%      3.86%           2.98%(6)
See Notes to Financial Highlights.

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman
                                                                October 31, 1997
--------------------------------------------------------------------------------
         Income Trust

 1)  The date investment operations commenced.

 2) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if N&B Management had not reimbursed certain expenses.

 3)  Not annualized.

 4) For fiscal periods ending after September 1, 1995, each Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. These ratios reflect the reimbursement of certain expenses.

 5) After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of net expenses and net investment income to average daily net assets would have been:

                                                                     Period from
                                                                    September 7,
                                    Year Ended October 31,             1993 to
ULTRA SHORT             1997      1996      1995     1994      1993   October 31
----------------------- --------- --------- ------------------------------------
Net Expenses            2.15%     2.50%     2.50%    2.50%     2.50%

Net Investment Income   4.12%     3.69%     3.64%    2.01%     1.13%


                                                                     Period from
                                                                      August 30,
                                    Year Ended October 31,              1993 to
LIMITED MATURITY        1997      1996      1995     1994      1993   October 31
----------------------- --------- --------- ---------- -------------------------
Net Expenses            1.24%     1.91%     2.18%    2.50%     2.50%

Net Investment Income   5.81%     4.95%     4.75%    3.92%     3.14%

6)       Annualized.

7) Ultra Short and Limited Maturity each invests only in its corresponding Portfolio, and that Portfolio, rather than the Fund, engages in securities transactions. The portfolio turnover rates for each Portfolio were as follows:



                                                                      Period from July 2, 1993
                                                                         (Commencement of
                                                                            Operations)
                                         Year Ended October 31,            to October 31,
                                 1997      1996      1995     1994               1993
----------------------------------------------------------------------- -------------------

Ultra Short Bond Portfolio       101%      173%      148%     94%         46%

Limited Maturity Bond Portfolio  89%       169%      88%      102%        71%


                                                                      APPENDIX C

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                      (from Neuberger & Berman Income Trust
              Annual Report to Shareholders dated October 31, 1997)

PRESIDENT'S LETTER

Dear Shareholder,

         In a "state of the bond market" address presented in our fiscal April 30, 1997, Semi-Annual Report, I expressed our positive attitude toward the fixed-income markets. I summarized our perspective by concluding that, ". . . based on their own fundamental merits, we find that bonds currently provide an appealing investment opportunity." Evidently, our opinion was shared by others, most notably legendary value investor Warren Buffett, who was reported to have purchased several billion dollars of bonds during the third quarter in a rare foray into the fixed-income market. Equities investors' renewed enthusiasm for bonds is also becoming more evident in the mutual fund arena. In September and October 1997, an estimated $6.6 billion flowed into bond funds, nearly double the total from a year ago. What is happening here? We believe investors are recognizing bonds' fundamental attractiveness and showing greater appreciation for the traditional role fixed income plays in diversified investment portfolios.

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          1-YEAR TREASURY BILLS   5-YEAR TREASURY NOTES   10-YEAR TREASURY BONDS

Nov 96              0.51%                   1.49%                    2.68%
Dec 96              0.85%                   0.40%                    0.54%
Jan 97              1.38%                   0.74%                    0.55%
Feb 97              1.72%                   0.50%                    0.32%
Mar 97              2.00%                  -0.45%                   -1.65%
Apr 97              2.62%                   0.83%                    0.25%
May 97              3.28%                   1.59%                    1.34%
Jun 97              3.87%                   2.61%                    3.06%
Jul 97              4.62%                   5.22%                    7.30%
Aug 97              4.99%                   4.38%                    5.08%
Sep 97              5.55%                   5.84%                    7.38%
Oct 97              6.15%                   7.47%                   10.18%

Source:  Salomon Brothers

         Let's discuss fundamentals first. There are several surprising bullish developments that have allowed interest rates to decline by 53-86 basis points (.53%-.86%) on bonds with maturities of one year or more over the last six months (ended 10/31/97). All other things being equal, these developments may help rates gradually fall further in the year ahead. First, the federal budget deficit appears to be shrinking in a dramatic fashion, and there are forecasts that the U.S. may in fact have a budget surplus within the next several years. This would be the first budget surplus in over three decades. The decline in the federal deficit, accompanied by reduced issuance of government bonds, have convinced a growing number of investors that the United States' fiscal house may finally be in order.

         A second development is in the Treasury Department's funding policy. Despite their rather tepid initial reception, the Treasury remains committed to selling more floating rate debt (the new Treasury Inflation Protection Securities or "TIPS") and fewer fixed-rate securities. We believe demand for the traditional fixed-rate Treasuries will remain strong, and therefore, prices are likely to be supported by investors chasing a shrinking supply.

         Finally, the notion that a strong economy leads to a pick-up in inflation is being called into question. With this historically unprecedented economic expansion, many economists and market observers have predicted that a rise in inflation was inevitable. This has not happened. Inflation statistics are being reported below 3.0% and the Federal Reserve, which would have normally tightened credit at this point in the business cycle, has refrained from raising rates because of what appears to be dormant inflation.

         These four factors -- declining federal deficits, a shrinking supply of fixed-rate Treasury securities, low inflation, and a benign Federal Reserve -- have produced very positive results for fixed-income investors over the last six months. While future events are inherently unpredictable, we expect these factors will continue to buoy the bond market over the next year. Bonds may also benefit from a tailwind provided by equities investors. In October, investors got their first taste of stock market instability in several years. True to form, during the stock market sell-off, bonds provided yield and relative safety of principal, and in the process, clearly demonstrated why they deserve a place in everyone's investment program.

         ULTRA SHORT BOND TRUST With interest rates trending lower over the last six months, we extended the portfolio's weighted average duration from 1.62 years to 1.80 years at the close of fiscal 1997. In the process, securities with durations (measure of interest rate sensitivity) less than one year declined from 39% of the portfolio at the end of first half fiscal 1997 to 15% at the close of the fiscal year.

         Our primary strategic shift during the last six months was to increase our allocation in corporate notes and bonds from 16.4% at the close of first half fiscal 1997 to 37.2% at the end of the fiscal year. This was done to take advantage of the higher yields offered by corporates as a result of plentiful supply and, in our opinion, unjustified jitters over corporate profitability. Our allocation in Treasury securities declined from 31.6% at the close of first half fiscal 1997 to 25.2% at the end of this reporting period. This reflects our response to the higher prices and lower yields for Treasuries created by the supply/demand imbalance in the marketplace. In view of corporate bonds' material yield advantage over Treasuries, one might wonder why we have not reduced our Treasury securities weighting even more. We believe the scarcity value of Treasuries is likely to continue to contribute to price appreciation and enhanced total return. We reduced our exposure to asset-backed securities from 19.1% to 12.3% over the last six months, taking profits on bonds that became more fully valued.

         We are always on the lookout for "special situations," bonds that are attractively priced due to what we view as investor misperception. The bonds of Countrywide Credit Industries, the U.S.'s second largest servicer and originator of home mortgages, offers a current example. We think the bond is attractively priced due to investors' concern that a potential wave of refinancing could reduce revenue and cash flow in Countrywide's mortgage servicing business. However, the WAC (weighted average interest rate) of the mortgages Countrywide services approximates the rates on no-point mortgages being offered today. So, we believe rates would have to come down quite a bit before significant refinancings would have a materially negative impact on the company's mortgage servicing business. If they do, we think Countrywide is well positioned to take up the slack in its mortgage servicing business by increasing revenue and cash flow from originating new mortgages. At the close of second-half fiscal 1997, the Countrywide Funding 7.31%s of 8/28/2000 were priced at $102.71 to yield 6.24%; in our view, an attractive yield for a piece of paper maturing in under three years. Of course, we reserve the right to change our opinion on any bond in our portfolios, but currently we like the prospects for this one.

         LIMITED MATURITY BOND TRUST The fund's weighted average duration was extended from 1.9 years at the beginning of second half fiscal 1997 to a peak of
2.3 years in October to take advantage of declining interest rates. In the last week of October, believing the bond market had become temporarily overbought as equities investors flocked to bonds in the midst of the stock market's instability, we reduced duration to 2.0 years.

         Our sector allocation has not changed significantly over the last six months. As of October 31, 1997, 68.8% of assets were in corporate bonds, 20.5% in asset-backed securities, 7.7% in mortgages, and the remaining 3.0% in Government Agencies and cash equivalents. Once again, our high-yield investments performed well. So well, in fact, that we took some profits in high-yield bonds that had become fully priced, and in September had reduced our high-yield positions from approximately 9.6% of the portfolio at the start of second half fiscal 1997 to 6.0%. Since then, we took advantage of what we believe to be more attractive pricing in the high-yield sector to build our positions back up to 8.8% of the fund's assets at the close of fiscal 1997.

         One of our successful investment strategies over the last six months is something that we didn't do--namely, invest in Southeast Asia. We can have up to 25% of the Fund's assets in non-dollar-denominated foreign bonds and as much as we want in dollar-denominated bonds of foreign issuers. While the fund will take advantage of foreign opportunities, we are very careful in our credit analysis. In recent years, countries such as Thailand, Korea, Malaysia and Indonesia have been major issuers of U.S. dollar-denominated debt in the U.S. bond market. All of these countries had strong investment-grade ratings from the major rating agencies and powerful sponsorship from the key Wall Street underwriters. We took a hard look at these offerings and our analysis showed these bonds to have below investment-grade risk characteristics with huge downside risk if the supply of external capital dried up. Our concerns were confirmed when currency turmoil, which began in July and accelerated through the Fall, overwhelmed these countries and sent bonds plummeting.

         In the corporate sector, we have been modestly increasing our exposure to utility company bonds. Due to concerns about the deregulation of the industry, utilities bonds have been out of favor with the credit rating agencies and investors in recent years. Now, the dust is settling and we are seeing evidence that financially strong and well-managed utilities companies can survive and prosper in this new environment. In addition, regulators thus far appear disposed to protecting bond holders during this transition period. We see the potential for solid returns in utilities bonds such as Cleveland Electric Illuminating Co. 7.19%s of 7/1/2000 and Central Maine Power 7.05%s of 3/l/2008, two of our portfolio holdings. Of course, these bonds are examples of our current perspective on utilities bonds, and if fundamentally warranted, our investment opinions can change.

         In closing, we are gratified by our fixed-income funds' performance in second half and full fiscal year 1997. Favorable economic and supply/demand fundamentals for bonds remain intact. We also expect investors' renewed enthusiasm for bonds will carry over into 1998.

         Sincerely,

         /s/ Theodore P. Giuliano
         -------------------------------
         President and Trustee
         Neuberger&Berman Income Trust

                       COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                October 31, 1997
--------------------------------------------------------------------------------

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                Ultra Short             6-Month Salomon
                                Bond Trust            Treasury Bill Index

1987                              $10,000                   $10,000
1988                              $10,716                   $10,673
1989                              $11,686                   $11,603
1990                              $12,619                   $12,555
1991                              $13,583                   $13,384
1992                              $14,186                   $13,961
1993                              $14,699                   $14,417
1994                              $14,981                   $14,990
1995                              $15,903                   $15,885
1996                              $16,736                   $16,746
1997                              $17,735                   $17,656

Average Annual Total Return(1)

                               Ultra Short               6-Month Salomon
                               Bond Trust                 Treasury Bill

1 Year                           +5.97%                      +5.43%

5 Year                           +4.57%                      +4.81%

10 Year                          +5.90%                      +5.85%

         The performance information for Neuberger&Berman Ultra Short Bond Trust(R) ("Ultra Short Bond Trust") is as of October 31, 1997. Ultra Short Bond Trust started operating on September 7, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Ultra Short Bond Fund(R) ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc.(R) The performance information shown in the above chart for the period before September 7, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. has voluntarily undertaken to reimburse Ultra Short Bond Trust for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed .75% per annum of Ultra Short Bond Trust's average daily net assets. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of the Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The 6-Month Salomon Treasury Bill Index is an unmanaged index of the 6 most recent 6-month Treasury bill securities. This index consists of a moving 6-month average yield (not total return) of the 6-month Treasury bills. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

                       COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                October 31, 1997
--------------------------------------------------------------------------------

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            Limited Maturity             Merrill-Lynch 1-3 Year
                               Bond Trust                    Treasury Index

1987                             $10,000                         $10,000

1988                             $10,825                         $10,758

1989                             $11,859                         $11,771

1990                             $12,791                         $12,800

1991                             $14,184                         $14,244

1992                             $15,300                         $15,411

1993                             $16,408                         $16,308

1994                             $16,406                         $16,501

1995                             $17,778                         $17,978

1996                             $18,719                         $19,040

1997                             $20,008                         $20,275

Average Annual Total Return(1)

                               Limited Maturity           Merrill-Lynch 1-3 Year
                                  Bond Trust                  Treasury Index

1 Year                              +6.88%                         +6.49%

5 Year                              +5.51%                         +5.64%

10 Year                             +7.18%                         +7.32%

         The performance information for Neuberger&Berman Limited Maturity Bond Trust(R) ("Limited Maturity Bond Trust") is as of October 31, 1997. Limited
Maturity Bond Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Limited Maturity Bond Fund(R) ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc.(R) The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. has voluntarily undertaken to reimburse Limited Maturity Bond Trust for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed .80% per annum of Limited Maturity Bond Trust's average daily net assets. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of the Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Merrill Lynch 1-3 Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

                         NEUBERGER & BERMAN INCOME TRUST
                 Neuberger & Berman Limited Maturity Bond Trust

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 23, 1998

         This Statement of Additional Information ("SAI") relates specifically to the reorganization of Neuberger & Berman Ultra Short Bond Trust ("Ultra Short Bond Trust") into Neuberger & Berman Limited Maturity Bond Trust ("Limited Maturity Bond Trust"), whereby Ultra Short Bond Trust will transfer substantially all of its assets from Neuberger & Berman Ultra Short Bond Portfolio ("Ultra Short Bond Portfolio") to Neuberger & Berman Limited Maturity Bond Portfolio ("Limited Maturity Bond Portfolio"), and shareholders in Ultra Short Bond Trust will receive shares of Neuberger & Berman Limited Maturity Bond Trust ("Limited Maturity Bond Trust"), in exchange for their shares of Ultra Short Bond Trust. This Statement of Additional Information consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

         (1) The audited financial statements of Neuberger & Berman Limited Maturity Bond Trust and Neuberger & Berman Ultra Short Bond Trust (series of Neuberger & Berman Income Trust) and the audited financial statements of Neuberger & Berman Limited Maturity Bond Portfolio and Neuberger & Berman Ultra Short Bond Portfolio (series of Income Manager Trust) included in the Annual Report to Shareholders of Neuberger & Berman Income Trust for the fiscal year ended October 31, 1997, previously filed on EDGAR, Accession Number 0000898432-97-00530.

         (2) The Statement of Additional Information of Neuberger & Berman Income Trust, dated February 3, 1997, as supplemented on June 26, 1997, previously filed on EDGAR, Accession Number 0000898432-97-00040 and 0000898432-97-000327, respectively, except for the information contained herein, which has been updated as of the fiscal year ended October 31, 1997.

         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Information Statement dated January 23, 1998 relating to the above-referenced matter. A copy of the Prospectus and Information Statement may be obtained by calling Neuberger & Berman Management Incorporated at 800-877-9700.

Trustees' and Officers' Compensation

                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 10/31/97


Name and Position with                 Aggregate Compensation                 Total Compensation from Trusts in
Neuberger & Berman                     from Neuberger  & Berman               the Neuberger & Berman Fund Complex
Income Trust                           Income Trust                           Paid to Trustees
---------------------------            ------------------------               -----------------------------------

John Cannon                                          $496                                          $34,500
Trustee                                                                                 (2 other investment companies)

Charles DeCarlo                                       $77                                          $ 8,000
Trustee (retired 12/96)                                                                 (2 other investment companies)

Stanley Egener                                                                                       $ 0
Chairman of the Board, Chief                          $ 0                               (9 other investment companies)
Executive Officer, and
Trustee

Theodore P. Giuliano                                  $ 0                                            $ 0
President and Trustee                                                                   (2 other investment companies)

Barry Hirsch                                         $441                                          $30,500
Trustee                                                                                 (2 other investment companies)

Robert A. Kavesh                                     $496                                          $35,000
Trustee                                                                                 (2 other investment companies)

Harold R. Logan                                       $77                                           $8,000
Trustee (retired 12/96)                                                                 (2 other investment companies)

William E. Rulon                                     $441                                          $30,500
Trustee                                                                                 (2 other investment companies)

Candace L. Straight                                  $441                                          $31,500
Trustee                                                                                 (2 other investment companies)


Fees Paid to Investment Manager

         Limited Maturity Bond Trust accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 1997, 1996, and 1995:


             1997                         1996                      1995
             ----                         ----                      ----

           $246,420                     $114,471                   $65,572

         Neuberger & Berman Management Incorporated ("N&B Management") has voluntarily undertaken to reimburse Limited Maturity Bond Trust for its Operating Expenses (including fees under the Administration Agreement) and the Fund's pro rata share of the corresponding Portfolio's Operating Expenses (including fees under the Management Agreement) that exceed, in the aggregate, 0.80% per annum of the Fund's average daily net assets. Operating Expenses exclude interest, taxes, brokerage commissions, and extraordinary expenses. N&B Management can terminate this undertaking by giving the Fund at least 60 days' prior written notice. For the fiscal years ended October 31, 1997, 1996, and 1995, N&B Management reimbursed Limited Maturity Bond Trust the following amounts of expenses: $144,510, $168,733, and $123,568, respectively.


Amount of Securities Held by "Regular Brokers or Dealers"

         During the fiscal year ended October 31, 1997, Limited Maturity Bond Portfolio acquired securities of the following of its "regular brokers or dealers": Goldman Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Inc. At October 31, 1997, that Portfolio held the securities of its "regular brokers or dealers" with an aggregate value as follows: Goldman Sachs & Co., $5,211,285; Merrill Lynch, Pierce, Fenner & Smith Inc., $5,269,344.


Yield Information

         The annualized yield for Limited Maturity Bond Trust for the 30-day period ended October 31, 1997, was 5.75%.

                           NOTES TO PRO FORMA COMBINED
                        FINANCIAL STATEMENTS (UNAUDITED)

         The accompanying unaudited Pro Forma Combined Schedule of Investments and Statements of Assets and Liabilities as of October 31, 1997 and the unaudited Pro Forma Combined Statements of Operations for the year ended October 31, 1997, are intended to present the financial condition and related results of operations of Neuberger & Berman Limited Maturity Bond Trust ("Limited Maturity Bond Trust") and Neuberger & Berman Limited Maturity Bond Portfolio ("Limited Maturity Bond Portfolio") as if the reorganization with Neuberger & Berman Ultra Short Bond Trust ("Ultra Short Bond Trust") and Neuberger & Berman Ultra Short
Bond Portfolio ("Ultra Short Bond Portfolio"), respectively, had been consummated on that date. Certain expenses have been adjusted to reflect the expected operations of the combined entities.

         Certain expenses will be reduced due to the elimination of duplicate services. It is estimated that costs of approximately $16,000 associated with the Reorganization will be charged to the Funds in proportion to their respective net assets. The pro forma combined financial statements reflect the current expense cap of Limited Maturity Bond Trust, 0.80% of the average daily net assets of the Fund, which will continue to be the expense cap for that Fund following the Reorganization. (This expense cap is voluntary and may be terminated by N&B Management at any time upon 60 days' notice to the Fund.)

         The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 1997. The pro forma combined financial statements should be read in conjunction with the separate annual audited financial statements of the constituent Funds and Portfolios incorporated by reference into this Statement of Additional Information.


   PRO FORMA COMBINED STATEMENTS OF OPERATIONS
   Neuberger&Berman                                                                  For the Year Ended October 31, 1997 (Unaudited)
   ---------------------------------------------------------------------------------------------------------------------------------
              Income Trust
                                                                    ULTRA SHORT      LIMITED MATURITY                      PRO FORMA
   (000's omitted)                                                  BOND TRUST          BOND TRUST        ADJUSTMENTS1      COMBINED
   ---------------------------------------------------------------------------------------------------------------------------------

   Investment Income
       Investment income from corresponding Portfolio                 $568              $2,314           --                  $2,882
                                                                  ------------------------------------------------------------------
       Expenses:

        Administration fee                                              45                 164           --                    209

        Amortization of deferred organization and initial               11                  10           (11)2                  10
        offering expenses

        Auditing fees                                                    5                   5           ( 5)3                   5

        Custodian fees                                                  10                  10           (10)3                  10

        Legal fees                                                      13                  14           (13)3                  14

        Registration and filing fees                                    29                  41           (29)3                  41

        Shareholder reports                                             24                  34           --                     58

        Shareholder servicing agent fees                                18                  19           (17)3+4                20

        Trustees' fees and expenses                                      1                   2           --                      3

        Miscellaneous                                                    1                   1           ( 1)3                   1

        Expenses from corresponding Portfolio                           38                 108           (10)5                 136
                                                                  ------------------------------------------------------------------
              Total expenses                                           195                 408           (96)                  507

              Expenses reimbursed by administrator and/or reduced                                           6
                 by custodian fee expense offset arrangement         (126)                (145)          126                  (145)
                                                                  ------------------------------------------------------------------
              Total net expenses                                        69                 263            30                   362
                                                                  ------------------------------------------------------------------
              Net investment income                                    499               2,051           (30)                2,520
                                                                  ------------------------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments
      from Corresponding Portfolio

       Net realized gain on investment securities                        1                 237           --                    238

       Net realized loss on financial futures contracts                 --                (279)          --                   (279)

       Net realized gain on foreign currency transactions               --                   2           --                      2

       Change in net unrealized appreciation of investment
        securities, financial currencies, futures contracts,
        translation of assets and liabilities in foreign
        and foreign currency contracts                                   44                163           --                    207
                                                                  ------------------------------------------------------------------
              Net gain on investments from corresponding                 45                123           --                    168
              Portfolio
                                                                  ------------------------------------------------------------------
              Net increase in net assets resulting from                $544             $2,174          (30)                $2,688
              operations
                                                                  ------------------------------------------------------------------

1      The  adjustments  assume that Limited  Maturity  Bond Trust has obtained all the  shareholder  accounts of Ultra Short Bond
       Trust, and that Limited Maturity Bond Portfolio has obtained all the assets of Ultra Short Bond Portfolio.

2      Unamortized organization expenses of Ultra Short Bond Trust have been written off as a result of the Reorganization.

3      Certain expenses have been reduced due to the elimination of partially duplicative services.

4      Certain  expenses,  which are  determined  on a per series  basis or on a sliding  scale based upon net  assets,  have been adjusted to reflect the combination of Limited Maturity Bond Trust and Ultra Short Bond Trust.

5      Reflects each Fund's pro rata share of the expenses of its corresponding Portfolio.

6     Reflects  expenses of Ultra Short Bond Trust that were reimbursed by the  administrator  and/or reduced by the custodian fee expense offset arrangement.




PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman                                                                                        October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                Income Trust
                                                                      ULTRA SHORT       LIMITED MATURITY                   PRO FORMA
(000's omitted except per share amounts)                              BOND TRUST           BOND TRUST       ADJUSTMENTS1    COMBINED
------------------------------------------------------------------------------------------------------------------------------------

Assets
             Investment in corresponding Portfolio, at value         $10,186                 $37,469                        $47,655

             Deferred organization costs                                   9                       9          (9)2                9

             Receivable for Trust shares sold                              2                      12                             14

             Receivable from administrator - net                           5                      --                              5
                                                                  ------------------------------------------------------------------
                                                                      10,202                  37,490           (9)           47,683
                                                                  ------------------------------------------------------------------
Liabilities
             Payable for Trust shares redeemed                            14                      56                             70

             Payable to administrator--net                                --                      13                             13

             Accrued expenses                                             19                      25                             44
                                                                  ------------------------------------------------------------------
                                                                          33                      94                            127
                                                                  ------------------------------------------------------------------
Net Assets   at value                                                $10,169                 $37,396          $(9)          $47,556
                                                                  ------------------------------------------------------------------
Net Assets   consist of:
             Par value                                              $      1                $      4                        $     5

             Paid-in capital in excess of par value                   10,145                  37,291           (9)           47,427

             Accumulated net realized losses on investment               (43)                   (111)                          (154)

             Net unrealized appreciation in value of investment           66                     212                            278
                                                                  ------------------------------------------------------------------
Net Assets   at value                                                $10,169                 $37,396          $(9)          $47,556
                                                                  ------------------------------------------------------------------
Shares Outstanding                                                                                               3
             ($.001 par value; unlimited shares authorized)            1,032                   3,907           31             4,970
                                                                  ------------------------------------------------------------------
Net Asset Value,    offering and redemption price per share            $9.85                   $9.57                          $9.57
                                                                  ------------------------------------------------------------------


1      The  adjustments  assume that Limited  Maturity  Bond Trust has obtained all the  shareholder  accounts of Ultra Short Bond
       Trust.

2      Unamortized organization expenses of Ultra Short Bond Trust have been written off as a result of the Reorganization.

3      Each  shareholder  of Ultra Short Bond Trust will receive the number of Limited  Maturity Bond Trust shares equal in dollar value to that shareholder's shares of Ultra Short Bond Trust.





PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                                                        October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

Principal Amount                                                  Rating          ULTRA SHORT     LIMITED MATURITY       PRO FORMA
(000's omitted)                                              Moody's     S&P    BOND PORTFOLIO      BOND PORTFOLIO    COMBINED VALUE
--------------------                                         -----------------------------------------------------------------------

           U.S. TREASURY SECURITIES (5.2%)

    $   40 U.S. Treasury Notes, 7.375%, due 11/15/97          TSY         TSY                      $      40          $      40

       540 U.S. Treasury Notes, 6.50%, due 4/30/99            TSY         TSY                            547                547

     4,655 U.S. Treasury Notes, 6.875%, due 8/31/99           TSY         TSY   $   4,751                                 4,751

     1,785 U.S. Treasury Notes, 5.875%, due 2/15/00           TSY         TSY       1,791                                 1,791

     4,220 U.S. Treasury Notes, 6.75%, due 4/30/00            TSY         TSY       4,320                                 4,320

       340 U.S. Treasury Notes, 6.375%, due 5/15/00           TSY         TSY         345                                   345

     3,895 U.S. Treasury Notes, 6.00%, due 8/15/00            TSY         TSY       3,926                                 3,926

     2,629 U.S. Treasury Inflation-Indexed Notes, 3.375%,     TSY         TSY                          2,591              2,591
           due 1/15/07
                                                                                ----------------------------------------------------
           Total U.S. Treasury Securities (Cost $14,949,
             $3,219, and $18,168 respectively)                                     15,133              3,178             18,311
                                                                                ----------------------------------------------------
           U.S. GOVERNMENT AGENCY SECURITIES (5.6%)

    19,080 Federal Home Loan Bank, Discount Notes, 5.50% &    AGY         AGY       3,283             15,788             19,071
           5.54%, due 11/3/97

       250 Federal Home Loan Bank, Variable Rate Notes,       AGY         AGY         249                                   249
           4.704%, due 1/29/98

       500 Federal Home Loan Bank, Variable Rate Notes,       AGY         AGY         498                                   498
           4.729%, due 2/25/98
                                                                                ----------------------------------------------------

           Total U.S. Government Agency Securities (Cost
               $4,033, $15,790, and $19,823 respectively)                           4,030             15,788             19,818
                                                                                ----------------------------------------------------
           MORTGAGE-BACKED SECURITIES (10.3%)

Fannie Mae

       118 Balloon Pass-Through Certificates, 9.00%, due      AGY         AGY                            122                 122
           12/1/97-8/1/98

       207 Balloon Pass-Through Certificates, 8.50%, due      AGY         AGY                            214                 214
           3/1/98-11/1/98

     2,156 Balloon Pass-Through Certificates, 7.00%, due      AGY         AGY       2,182                                  2,182
           8/1/03

       396 REMIC Floating Rate CMO, Ser. 1992-59F, 6.05625%,  AGY         AGY                            397                 397
           due 8/25/06

     7,652 Pass-Through Certificates, 7.00%, due 9/1/03       AGY         AGY                          7,801               7,801
           & 6/1/11

    7,541 Pass-Through Certificates, 7.50%, due 7/1/11        AGY         AGY       2,195              5,535               7,730
          & 9/1/11

Freddie Mac

       18 Mortgage Participation Certificates, 11.50%,
          due 5/1/00                                          AGY         AGY          19                                     19

    3,155 Gold Balloon Mortgage Participation Certificates,   AGY         AGY       3,173                                  3,173
          6.50%, due 9/1/98-11/1/00


                                                                7

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                                                        October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

Principal Amount                                                           Rating       ULTRA SHORT   LIMITED MATURITY    PRO FORMA
(000's omitted)                                                       Moody's   S&P   BOND PORTFOLIO   BOND PORTFOLIO COMBINED VALUE
--------------------                                                  --------------------------------------------------------------

      172 Mortgage Participation Certificates, 10.50%, due 6/1/00      AGY      AGY             61              120             181
          & 12/1/00

      416 Mortgage Participation Certificates, 8.50%, due 10/1/01      AGY      AGY                             428             428

    1,484 Gold Balloon Mortgage Participation Certificates,            AGY      AGY          1,517                            1,517
          7.50%, due 11/1/01

      357 ARM Certificates, 7.00%, due 1/1/17 & 2/1/17                 AGY      AGY                             363             363

      617 ARM Certificates, 7.125%, due 3/1/17                         AGY      AGY                             628             628

General National Mortgage Association

    2,211 Pass-Through Certificates, 7.50%, due 10/15/09-10/15/10      AGY      AGY          2,274                            2,274

    8,960 Pass-Through Certificates, 7.00%, due 4/15/11 & 1/15/27      AGY      AGY          2,208            6,825           9,033

      151 Pass-Through Certificates, 12.00%, due 5/15/12-3/15/15       AGY      AGY                             172             172
                                                                                       ---------------------------------------------
          Total Mortgage-Backed Securities (Cost $13,489, $22,067,
           and $35,556 respectively)                                                        13,629           22,605          36,234
                                                                                       ---------------------------------------------
          ASSET-BACKED SECURITIES (19.1%)

      767 Capita Equipment Receivables Trust, Ser. 1996-1, Class       Aaa      AAA            768                              768
          A-2, 5.95%, due 7/15/98

       77 Daimler-Benz Auto Grantor Trust, Ser. 1993-A, Class A,       Aaa      AAA             77                               77
          3.90%, due 10/15/98

       15 USAA Auto Loan Grantor Trust, Automobile Loan                Aaa      AAA             15                               15
          Pass-Through Certificates, Ser. 1993-1, 3.90%, due
          3/15/99

    6,300 Capita Equipment Receivables Trust, Ser. 1996-1, Class       Aaa      AAA                           6,332           6,332
          A-3, 6.11%, due 7/15/99

    1,600 Chase Manhattan Grantor Trust, Automobile Loan               Aaa      AAA          1,601                            1,601
          Pass-Through Certificates, Ser. 1997-A, Class A-2,
          5.95%, due 10/15/99

    5,710 PNC Student Loan Trust I, Ser. 1997-2, Class A-2,            Aaa      AAA                           5,734           5,734
          6.138%, due 1/25/00

      676 Premier Auto Trust, Ser. 1997-1, Class A-2, 5.90%, due       Aaa      AAA            677                              677
          4/6/00

      696 Ford Credit Grantor Trust, Ser. 1995-A, Class A, 5.90%,      Aaa      AAA            695                              695
          due 5/15/00

    3,820 Chase Manhattan Auto Owner Trust, Ser. 1996-C, Class         Aaa      AAA                           3,826           3,826
          A-3, 5.95%, due 11/15/00

    6,927 Money Store Auto Grantor Trust, Ser. 1997-2, Class A-1,      Aaa      AAA                           6,948           6,948
          6.17%, due 3/20/01


                                                                8

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                                                       October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

Principal Amount                                                      Rating          ULTRA SHORT    LIMITED MATURITY     PRO FORMA
(000's omitted)                                                  Moody's     S&P    BOND PORTFOLIO    BOND PORTFOLIO  COMBINED VALUE
--------------------                                             -------------------------------------------------------------------

    1,178 Chase Manhattan Grantor Trust, Automobile Loan           Aaa     AAA            1,177                                1,177
          Pass-Through Certificates, Ser. 1995-A, 6.00%, due
          9/17/01

    5,178 Banc One Auto Grantor Trust, Ser. 1996-B, Class A,       Aaa     AAA            1,936                3,282           5,218
          6.55%, due 2/15/03

    6,500 Ford Credit Auto Loan Master Trust, Auto Loan            Aaa     AAA                                 6,411           6,411
          Certificates, Ser. 1996-1, 5.50%, due 2/15/03

      448 Honda Auto Receivables Grantor Trust, Ser. 1997-A,       Aaa     AAA              448                                  448
          Class A, 5.85%, due 2/15/03

    5,600 Chase Credit Card Master Trust, Ser. 1997-2, Class A,    Aaa     AAA                                 5,649           5,649
          6.30%, due 4/15/03

    2,590 Navistar Financial Owner Trust, Ser. 1996-B, Class A-3,  Aaa     AAA                                 2,606           2,606
          6.33%, due 4/21/03

    5,330 World Omni Automobile Lease Securitization Trust, Ser.   Aaa     AAA                                 5,446           5,446
          1997-A, Class A-3, 6.85%, due 6/25/03

    3,839 Chevy Chase Auto Receivables Trust, Ser. 1996-2, Class   Aaa     AAA                                 3,827           3,827
          A, 5.90%, due 7/15/03

    5,000 Standard Credit Card Master Trust I, Credit Card         Aaa     AAA                                 5,397           5,397
          Participation Certificates, Ser. 1994-4, Class A,
          8.25%, due 11/7/03

    4,680 IMC Excess Cashflow Trust, Ser. 1997-A, 7.41%, due       BBB                                         4,686           4,686
          11/27/28
                                                                                ----------------------------------------------------
          Total Asset-Backed Securities (Cost $7,372, $60,025,
           and $67,397 respectively)                                                      7,394               60,144          67,538
                                                                                ----------------------------------------------------
          BANKS & FINANCIAL INSTITUTIONS (24.7%)

    3,500 Merrill Lynch & Co., Inc., Medium-Term Notes, Ser. B,    Aa3     AA-            3,536                                3,536
          6.64%, due 4/9/99

    2,000 AT&T Capital Corp., Medium-Term Notes, Ser. 1997-4,      Baa3     BBB           2,025                                2,025
          6.92%, due 4/29/99

    5,250 Household Finance Corp., Medium-Term Notes, 6.62%, due   A2       A                                  5,295           5,295
          5/28/99

    5,240 Merrill Lynch & Co., Inc., Medium-Term Notes, Ser. B,    Aa3     AA-                                 5,269           5,269
          6.28%, due 6/25/99

    4,850 Chase Manhattan Bank USA, Senior Global Bank Notes,      Aa2     A+                                  4,847           4,847
          5.875%, due 8/4/99



PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                                                        October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

Principal Amount                                                          Rating        ULTRA SHORT   LIMITED MATURITY   PRO FORMA
(000's omitted)                                                      Moody's     S&P   BOND PORTFOLIO  BOND PORTFOLIO COMBINED VALUE
--------------------                                             -------------------------------------------------------------------

    3,500 Associates Corp. of North America, Senior Notes,             Aa3     AA-            3,524                            3,524
          6.375%, due 8/15/99

    5,180 CIT Group Holdings, Inc., Medium-Term Notes, 6.25%, due      Aa3     A+                             5,204           5,204
          10/25/99

    3,940 First National Bank of Commerce, Senior Bank Notes,          A2      A-                             3,982            3,982
          6.50%, due 1/14/00

    3,980 HomeSide Lending, Inc., Notes, 6.875%, due 5/15/00           Baa2    BBB                            4,033            4,033

    5,000 Smith Barney Holdings Inc., Notes, 7.00%, due 5/15/00        A2       A                             5,106            5,106

    1,300 Lehman Brothers Holdings Inc., Medium-Term Notes, Ser.       Baa1     A             1,325                            1,325
          E, 7.08%, due 5/22/00

    1,800 International Lease Finance Corp., Notes, 6.625%, due        A1      A+             1,822                            1,822
          6/1/00

    5,400 Comdisco, Inc., Notes, 6.50%, due 6/15/00                    Baa1    BBB+                            5,438           5,438

    3,150 Countrywide Funding Corp., Medium-Term Notes, Ser. A,        A3       A             3,235                           3,235
          7.31%, due 8/28/00

    7,090 Associates Pass-Through Asset Trust, Ser. 1997-1,            Aa3     AA-                            7,141           7,141
          6.45%, due 9/15/00

    5,000 Lehman Brothers Holdings Inc., Medium-Term Notes, Ser.       Baa1      A                             5,078           5,078
          E, 6.89%, due 10/10/00

    1,725 Lehman Brothers Holdings Inc., Medium-Term Notes, Ser.       Baa1      A                             1,739           1,739
          E, 6.65%, due 11/8/00

    3,000 Aristar, Inc., Senior Notes, 6.125%, due 12/1/00             A3      A-             2,983                            2,983

    6,600 Capital One Bank, Bank Notes, 5.95%, due 2/15/01             Baa3    BBB-                             6,503          6,503

    3,550 Riggs National Corp., Subordinated Notes, 8.50%, due         Ba1     BB-                              3,692          3,692
          2/1/06

    5,150 Goldman Sachs Group, L.P., Global Notes, 6.75%, due          A1      A+                               5,211          5,211
          2/15/06
                                                                                        --------------------------------------------
          Total Banks & Financial Institutions (Cost $18,342, $68,137,
          and $86,479 respectively)                                                      18,450                68,538         86,988
                                                                                        --------------------------------------------
          CORPORATE DEBT SECURITIES (38.7%)

    2,780 Colonial Gas Co., Medium-Term Notes, Ser. A, 6.20%, due      Baa1     A-                              2,785          2,785
          3/18/98

    6,400 Alco Capital Resource, Inc., Medium-Term Notes, Ser. B,      A3      A-                               6,361          6,361
          5.46%, due 2/22/99

    1,900 American Standard Inc., Senior Notes, 10.875%, due           Ba3     BB-                              2,002          2,002
          5/15/99

    7,000 Lockheed Martin Corp., Notes, 6.55%, due 5/15/99             A3     BBB+                              7,066          7,066



PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                                                        October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

Principal Amount                                                  Rating            ULTRA SHORT     LIMITED MATURITY      PRO FORMA
(000's omitted)                                                 Moody's     S&P    BOND PORTFOLIO    BOND PORTFOLIO   COMBINED VALUE
--------------------                                            --------------------------------------------------------------------

    4,800 NWCG Holdings Corp., Notes, Zero-Coupon, Yielding          Ba2   BBB-                          4,320              4,320
          7.05%, due 6/15/99

    5,200 Williams Holdings of Delaware, Inc., Medium-Term Notes,    Baa2  BBB-                          5,225              5,225
          Ser. A, 6.40%, due 6/17/99

    4,070 Chrysler Financial Corp., Medium-Term Notes, Ser. Q,       A3    A                             4,098              4,098
          6.37%, due 6/21/99

    2,710 Arkla, Inc., Notes, 8.875%, due 7/15/99                    Baa3  BBB                           2,825              2,825

    4,680 Time Warner Pass-Through Asset Trust, Ser. 1997-2,         Ba1   BBB-                          4,573              4,573
          4.90%, due 7/29/99

    1,000 General Motors Acceptance Corp., Medium-Term Notes,        A3    A-             1,002                             1,002
          6.15%, due 9/20/99

    4,800 Norfolk Southern Corp., Notes, 6.70%, due 5/1/00           Baa1  BBB+                         4,859               4,859

    3,610 Cleveland Electric Illuminating Co., Secured Notes,        Ba1   BB+                          3,655               3,655
          Ser. A, 7.19%, due 7/1/00

    4,550 Arvin Industries, Inc., Notes, 10.00%, due 8/1/00          Ba1   BBB-                         4,936               4,936

    2,000 Ford Motor Credit Co., Medium-Term Notes, 6.84%, due       A1    A                            2,038               2,038
          8/16/00

    6,370 MedPartners, Inc., Senior Subordinated Notes, 6.875%,      Ba2   BBB-                         6,380               6,380
          due 9/1/00

    2,000 American General Finance Corp., Senior Notes, 6.125%,      A2    A+             2,006                             2,006
          due 9/15/00

    2,510 Chesapeake Corp., Notes, 10.375%, due 10/1/00              Baa3  BBB                          2,775               2,775

    1,730 BHP Finance (USA) Limited, Guaranteed Notes, 5.625%,       A2    A                            1,708               1,708
          due 11/1/00

      500 Congoleum Corp., Senior Notes, 9.00%, due 2/1/01           B1    BB-                            507                 507

    5,200 General Motors Acceptance Corp., Medium-Term Notes,        A3    A-                           5,501              5,501
          8.125%, due 3/1/01

    3,470 Revlon Worldwide Corp., Senior Secured Notes, Ser. B,      B3    B-                           2,407              2,407
          Zero-Coupon, Yielding 10.75% & 10.959%, due 3/15/01

    2,290 Colonial Realty Limited Partnership, Senior Notes,         Baa3  BBB-                         2,372              2,372
          7.50%, due 7/15/01

    4,160 Tyco International Ltd., Notes, 6.50%, due 11/1/01         Baa2  A-                           4,196              4,196

    2,965 ICI Wilmington Inc., Guaranteed Notes, 7.50%, due          Baa1  A-                           3,111              3,111
          1/15/02

    2,835 Black & Decker Corp., Medium-Term Notes, Ser. A, 8.90%,    Baa2  BBB-                         3,095              3,095
          due 1/21/02

                                       11


PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                                                        October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

Principal Amount                                                          Rating         ULTRA SHORT   LIMITED MATURITY   PRO FORMA
(000's omitted)                                                       Moody's   S&P   BOND PORTFOLIO   BOND PORTFOLIO COMBINED VALUE
--------------------                                                  --------------------------------------------------------------

      900 Ford Motor Credit Co., Global Bonds, 6.50%, due 2/28/02      A1        A+          908                               908

    2,280 Fort James Corp., Senior Notes, 6.50%, due 9/15/02           Baa3      BBB-                       2,294             2,294

    1,000 Safeway Inc., Medium-Term Notes, 8.57%, due 4/1/03           Baa1       BBB                       1,091             1,091

    4,200 Stewart Enterprises, Inc., Notes, 6.70%, due 12/1/03         Baa3       BBB                       4,218             4,218

      620 Loomis Fargo & Co., Senior Subordinated Notes, 10.00%,       B3        B-                          618               618
          due 1/15/04

      175 Playtex Products, Inc., Senior Notes, Ser. B, 8.875%,        B1        B+                          175               175
          due 7/15/04

      420 Iridium LLC, Senior Notes, Ser. C, 11.25%, due 7/15/05       B3        B-                          385               385

      190 ICN Pharmaceuticals, Inc., Senior Notes, 9.25%, due          B1        BB                          200               200
          8/15/05

    4,350 Bell Cablemedia plc, Senior Step Up Notes, Yielding          Baa3      BBB+                       3,763             3,763
          8.98%, due 9/15/05

    4,200 Heritage Media Corp., Senior Subordinated Notes, 8.75%,      B2       BBB-                       4,463             4,463
          due 2/15/06

    4,040 Mark IV Industries, Inc., Senior Subordinated Notes,         Ba2       BB+                       4,111             4,111
          7.75%, due 4/1/06

      400 Printpack, Inc., Senior Subordinated Notes, Ser. B,          B3        B+                          425               425
          10.625%, due 8/15/06

    2,825 Time Warner Inc., Notes, 8.11%, due 8/15/06                  Ba1      BBB-                       3,051             3,051

      400 Commonwealth Aluminum Corp., Senior Subordinated Notes,      B2        B-                          429               429
          10.75%, due 10/1/06

      415 Evenflo & Spalding Holdings Corp., Senior Subordinated       B3        B-                          354               354
          Notes, Ser. B, 10.375%, due 10/1/06

    4,950 MedPartners, Inc., Senior Notes, 7.375%, due 10/1/06         Baa3       BBB                       4,837             4,837

      500 Motors and Gears, Inc., Senior Notes, Ser. B, 10.75%,        B3         B                          526               526
          due 11/15/06

      680 Newport News Shipbuilding Inc., Senior Subordinated          B1        B+                          707               707
          Notes, 9.25%, due 12/1/06

      857 AMTROL Inc., Senior Subordinated Notes, 10.625%, due         B3        B-                          870               870
          12/31/06

    1,275 Pen-Tab Industries, Inc., Senior Subordinated Notes,         B3        B-                        1,269             1,269
          Ser. B, 10.875%, due 2/1/07

      965 Fonda Group, Inc., Senior Subordinated Notes, Ser. B,        B3        B-                          924               924
          9.50%, due 3/1/07



                                                                12

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                                                        October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

Principal Amount                                                          Rating         ULTRA SHORT   LIMITED MATURITY   PRO FORMA
(000's omitted)                                                       Moody's   S&P   BOND PORTFOLIO   BOND PORTFOLIO COMBINED VALUE
--------------------                                                  --------------------------------------------------------------

      120 Tekni-Plex, Inc., Senior Subordinated Notes, Ser. B,         B3        B-                          131               131
          11.25%, due 4/1/07

      300 French Fragrances, Inc., Senior Notes, Ser. B, 10.375%,      B2        B+                          313               313
          due 5/15/07

    2,410 Owens-Illinois, Inc., Senior Debentures, 8.10%, due          Ba1       BB+                       2,553             2,553
          5/15/07

      405 AmeriServe Food Distribution, Inc., Senior Subordinated      B3        B-                          422               422
          Notes, 10.125%, due 7/15/07

      190 Safety Components International, Inc., Senior                B3        B-                          197               197
          Subordinated Notes, 10.125%, due 7/15/07

      880 HydroChem Industrial Services, Inc., Senior                  B3        B-                          913               913
          Subordinated Notes, Ser. B, 10.375%, due 8/1/07

    4,680 Interpool, Inc., Notes, 7.20%, due 8/1/07                    Ba1       BBB                       4,681             4,681

      190 Insilco Corp., Senior Subordinated Notes, 10.25%, due        B3        B+                          198               198
          8/15/07

    1,585 Central Maine Power & Co., General and Refunding             Baa3       BB+                       1,568             1,568
          Mortgage Bonds, Ser. Q, 7.05%, due 3/1/08

      360 KinderCare Learning Centers, Inc., Senior Subordinated       B3        B-                          354               354
          Notes, Ser. B, 9.50%, due 2/15/09
                                                                                     -----------------------------------------------
          Total Corporate Debt Securities (Cost $3,893, $132,217,
            and $136,110)                                                                     3,916      132,835           136,751
                                                                                     -----------------------------------------------
          Total Investments (103.6%)  (Cost $62,078, $301,455,
            and $363,533 respectively)                                                       62,552      303,088           365,640

          Liabilities, less cash, receivables and other assets
          [(3.6%)]                                                                           (2,431)     (10,122)          (12,553)
                                                                                     -----------------------------------------------
          Total Net Assets (100.0%)                                                          $60,121    $292,966          $353,087
                                                                                     -----------------------------------------------


                                                                13


PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                                                                                     For the Year Ended October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                        Income Managers Trust
                                                                    ULTRA SHORT BOND    LIMITED MATURITY                   PRO FORMA
(000's omitted)                                                        PORTFOLIO         BOND PORTFOLIO      ADJUSTMENTS1   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
Investment Income

             Interest income                                               $4,986             $19,575                        $24,561
                                                                                                               $0
                                                                    ----------------------------------------------------------------
             Expenses:
                    Investment management fee                                 200                 697           --               897

                    Accounting fees                                            10                  10         (10)2               10

                    Amortization of deferred organization and
                      initial offering expenses                                 2                   5          (2)2                5

                    Auditing fees                                              23                  24         (23)2               24

                    Custodian fees                                             61                 135         (30)2+4            166

                    Insurance expense                                           2                   6         --                   8

                    Legal fees                                                 22                  19         (22)2               19

                    Trustees' fees and expenses                                 9                  18         (1)4                26
                                                                    ----------------------------------------------------------------
                        Total expenses                                        329                 914         (88)             1,155

                    Expenses reduced by custodian fee expense                 --                  --            --               --
                    offset arrangement
                                                                    ----------------------------------------------------------------
                        Total net expenses                                    329                 914          (88)            1,155
                                                                    ----------------------------------------------------------------
                        Net investment income                               4,657              18,661           88            23,406
                                                                    ----------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments

             Net realized gain on investment securities sold                   21               1,672           --             1,693

             Net realized loss on financial futures contracts                 --               (2,679)          --           (2,679)

             Net realized gain on foreign currency transactions               --                   17           --                17

             Change in net unrealized appreciation (depreciation) of
               investment securities, financial futures contracts,
               translation of assets and liabilities in foreign               115              2,266            --             2,381
               currencies, and foreign currency contracts
                                                                            --------------------------------------------------------
                        Net gain on investments                               136                1,276          --             1,412
                                                                            --------------------------------------------------------

                        Net increase in net assets resulting from          $4,793              $19,937          88           $24,818
                        operations
                                                                            --------------------------------------------------------

1      The adjustments  assume that Limited  Maturity Bond Portfolio has obtained all the assets of Ultra Short Bond Portfolio.

2      Certain expenses have been reduced due to the elimination of partially duplicative services.

3      Organization  expenses of Ultra Short Bond  Portfolio  cannot be carried  forward for the combined  Portfolio,  because the unamortized portion of these expenses must be written off as a result of the Reorganization.

4      Certain  expenses,  which are  determined  on a per series  basis or on a sliding  scale based upon net  assets,  have been adjusted to reflect the combination of Limited Maturity Bond Portfolio and Ultra Short Bond Portfolio.





PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES
                                                                                                        October 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                             Income Managers Trust
                                                                      ULTRA SHORT     LIMITED MATURITY                     PRO FORMA
(000's omitted)                                                     BOND PORTFOLIO     BOND PORTFOLIO      ADJUSTMENTS1     COMBINED
------------------------------------------------------------------------------------------------------------------------------------

Assets
             Investments in securities, at market value*
                -see Schedule of Investments                          $62,552             $303,088                       $365,640
             Cash                                                           4                    1                              5
             Deferred organization costs                                    1                    4            (1)2              4
             Interest receivable                                          676                4,067                          4,743
             Prepaid expenses and other assets                              2                    6                              8
             Receivable for securities sold                                 2                   44                             46
                                                                  ------------------------------------------------------------------
                                                                       63,237              307,210             (1)        370,446
                                                                  ------------------------------------------------------------------
Liabilities
             Payable for securities purchased                           3,067               14,112                         17,179
             Payable for variation margin                                  --                   18                             18
             Payable to investment manager                                 13                   62                             75
             Accrued expenses                                              36                   52                             88
                                                                  ------------------------------------------------------------------
                                                                        3,116               14,244                         17,360
                                                                  ------------------------------------------------------------------
Net Assets   Applicable to Investors' Beneficial Interests            $60,121             $292,966            $(1)       $353,086
                                                                  ------------------------------------------------------------------
Net Assets   consist of:
             Paid-in capital                                          $59,647             $291,698             (1)       $351,344
             Net unrealized appreciation in value of investment
                securities and financial futures contracts                474                1,268                          1,742
                                                                  ------------------------------------------------------------------
Net Assets                                                            $60,121             $292,966            $(1)       $353,086
                                                                  ------------------------------------------------------------------
*Cost of investments                                                  $62,078             $301,455                       $363,533

1        The adjustments assume that Limited Maturity Bond Portfolio has obtained all the assets of Ultra Short Bond Portfolio.

2        Unamortized organization expenses of Ultra Short Bond Portfolio have been written off as a result of the Reorganization.




                                                                15
